                                                                  EXHIBIT 10.7

                             STANDARD FORM LEASE
                       (INDUSTRIAL MULTI-TENANT; NET)

This Lease dated April 25, 1994 (this "Lease") is entered into by and between State of California Public Employees' Retirement System ("Landlord") and Cardima, Inc., a California corporation ("Tenant").

                                 ARTICLE I.
                           BASIC LEASE PROVISIONS

Each reference in this Lease to the "Basic Lease Provisions" shall mean and refer to the following terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease:

 1.      Address of Landlord:  c/o O'Donnell Property Services,  Inc.    with a copy to:
                               1737 North First Street, Suite 580        2201 Dupont Drive, Suite 100
                               San Jose, CA 95112                        Irvine, CA 92715

 2.      Promises Address:     47266 Benicia Street
                               Fremont, CA  94538

 3.      Address of Tenant:
                               (a) Notices: 47266 Benicia Street Fremont.  CA 94538
                               (b) Billing: 47266 Benicia Street Fremont,  CA 94538

 4.      Tenant's Trade Name:  N/A

 5.      Tenant's Contact:     Gabriel B. Vegh                           Telephone  (510) 440-7709

 6.      Premises Square Footage:                                        Approximately 44,810 Square Feet
         Building Square Footage:                                        Approximately 44,810 Square Feet
         Project Square Footage:                                         Approximately 430,104 Square Feet

 7.      Anticipated Commencement Date:                                  August 1, 1994

 8.      Term:                                                           Five (5) years and Zero (0) months

 9.      Initial Monthly Rent:                                           $17,027.80/month
         (subject to adjustment per Exhibit E)

10.      Security Deposit:                                               $30,022.70

11.      Permitted Uses:                                                 Develop, manufacture, store, and market and distribute
                                                                         medical diagnostic and therapeutic devices and related
                                                                         product and conduct stated research and office activities.

12.      Brokers:                                                        J.R. Parrish (Landlord); CS Madison (Tenant)

13.      Landlord's Architect:                                           N/A

14.      Guarantor:                                                      N/A

15.      Vehicle Parking Spaces:                                         One hundred seventy-nine (179) unassigned

16.      Additional Insureds:                                            THE STATE OF CALIFORNIA
                                                                         PUBLIC EMPLOYEES' RETIREMENT SYSTEM
                                                                         ALEX. BROWN KLEINWORT BENSON REALTY ADVISORS
                                                                         CORPORATION O'DONNELL PROPERTY SERVICES, INC.

17.      Tenant's Liability Insurance Limits:                            $2,000,000

18.      Tenant's Share:                                                 See Section 7.2 and Exhibit L
Exhibits:
         A      Description of Premises                                  G           Rules and Regulations
         B      Project Site Plan                                        H           Environmental Questionnaire
         C      Work Letter                                              I           Landlord's Disclosures
         D      Commencement  Date Memorandum                            J           [INTENTIONALLY OMITTED]
         E      Adjustments to  Monthly Rent                             K           [INTENTIONALLY OMITTED]
         F      [INTENTIONALLY OMITTED]                                  L           Calculation of Tenant's Share

Riders:
        Rider Number One
        Rider Number Two


                                  ARTICLE II
                                  DEFINITIONS

2.1. Certain Definitions. The capitalized terms set forth below, unless the context clearly requires otherwise, shall have the following meanings in this Lease:

       "Additional Rent" means any and all sums (whether or not specifically called "Additional Rent" in this Lease) other than Monthly Rent which Tenant is or becomes obligated to pay to Landlord under this Lease. See also Rent.

       "Alterations" means any alterations, decorations, modifications, additions or improvements made in, on, about, under or contiguous to the Building or the Premises after the Commencement Date, including, but not limited to, lighting, HVAC and electrical fixtures, pipes and conduits, transfer, storage and disposal facilities, partitions, drapery, wall coverings, shelves, cabinetwork, carpeting and other floor coverings, ceiling tiles, fixtures and carpentry installations.

       "Applicable Laws" means the laws, rules, regulations, ordinances, restrictions, and practices described in Section 5.2.

       "Applicable Rate" means the greater of ten percent (10%) per annum or five percent (5%) in excess of the discount rate of the Federal Reserve Bank of San Francisco in effect on the twenty-fifth (25/th/) day of the calendar month immediately prior to the event giving rise to the Applicable Rate Imposition; provided, however, the Applicable Rate shall in no event exceed the maximum interest rate permitted to be charged by applicable law.

       "Broker" means the person or entity identified in Item 12 of the Basic Lease Provisions.

       "Building" means that certain building within which the Premises are located.

       "Casualty" is defined in Section 12.1.

       "City" means the city in which the Premises are located.

       "Commencement Date" means the commencement date of the term, described in
       Section 3.2.

       "Common Area" means all areas and facilities within the Project exclusive of the Premises and other portions of the Project leased (or to be leased) exclusively to other tenants. The Common Area includes, but is not limited to, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities. Tenant's use of the Common Area, and its rights and obligations with respect thereto, are more particularly described in Article X.

       "County" means the county in which the Premises are located.

       "Event of Default" means the Tenant defaults described in Section 15.1.

       "Guarantor" means the person(s) or entity identified in item 14 of the Basic Lease Provisions, if any.

       "HVAC" means the heating, ventilating and air conditioning system serving the Building.

       "Hazardous Materials" is defined in Section 6.1.

       "Landlord's Agents" means Landlord's authorized agents, representatives, property managers (whether as agents or independent contractors), consultants, contractors, partners, subsidiaries, affiliates, directors, officers and employees, including without limitation the Additional Insureds named in Item 16 of the Basic Lease Provisions.

       "Landlord's Architect" means the architect or architectural firm from time to time designated by Landlord to perform the function of Landlord's Architect set forth in this Lease. Landlord's Architect initially shall be the architect or architectural firm designated in Item 13 of the Basic Lease Provisions.

       "Lease" means this instrument together with all exhibits, amendments, addends and riders attached hereto and made a part hereof.

       "Monthly Rent" means the monthly rental which Tenant is to pay to Landlord pursuant to Section 41.1, as the same may be adjusted from time to time as set forth in this Lease. See also Rent.

       "Mortgage" means any mortgage, deed of trust, or similar lien on or covering the Project or any part thereof.

       "Mortgagee" means any mortgagee of a mortgage, beneficiary of a deed of trust or lender having a lien on or covering the Project or any part thereof.

       "Notice" means each and every notice, communication, request, demand, reply or advice, or duplicate thereof, in this Lease provided or permitted to be given, made or accepted by either party to any other party, which shall be in writing and given in accordance with the provisions of Section 21.6.

       "Operating Expenses" means, collectively, Project Costs and Real Property Taxes.

       "Plans" means the final working drawings for the construction of the Tenant Improvements to be prepared and approved as set forth in the Work Letter.

       "Premises" means the premises shown in Exhibit A, and all areas
                                              ---------
       appurtenant thereto, if any, for the exclusive use of Tenant, as shown in Exhibit A. The Premises are located within and constitute a portion of
       ---------
       the Building at the address set forth in Item 2 of the Basic Lease Provisions.

       "Premises Square Footage" means the approximate floor area of the Premises. The Premises Square footage as of the execution of this Lease is set forth in Item 6 of the Basic Lease Provisions.

       "Project" means that certain real property, and all improvements thereon, including the Building and other buildings, if any, located within the boundaries of such property, shown on the Project Site Plan.

       "Project Costs" is defined in Section 7.3.

       "Project Site Plan" means Exhibit B.
                                 ---------

       "Real Property Taxes" is defined in Section 7.4.

       "Rent" means Monthly Rent and Additional Rent, collectively.

       "Rules and Regulations" means the rules and regulations attached hereto as Exhibit G and any modifications thereto promulgated by Landlord or
          ---------
       Landlord's Agents from time to time.

       "Security Deposit" means the amount set forth in Item 10 of the Basic Lease Provisions, which shall be paid to Landlord by Tenant pursuant to
       Section 4.6.

       "Substantial Completion" and "substantially completed" means the Tenant Improvements, or repair of the Premises following a Casualty, have been fully completed, except for minor details of construction, mechanical adjustments or decoration the absence or completion of which do not materially interfere with Tenant's use and enjoyment of the Premises and which may reasonably be completed within thirty (30) days (items normally referred to as "punch list" items).

       "Tenant Delays" means (i) any and all delays in the construction of the Tenant Improvements due to the fault of the Tenant, as defined and specified in the Work Letter, and (ii) Tenant's failure to deliver to Landlord prior to the Anticipated Commencement Date, executed copies of policies of insurance or certificates thereof as required under Section 11.8.

       "Tenant Improvements" means those certain improvements, if any, to be constructed on the Premises as provided in Article XX and in the Work Letter.

       "Tenant's Agents" means Tenant's agents, representatives, consultants, contractors, affiliates, subsidiaries, officers, directors, employees, subtenants, guests and invitees.

       "Tenant's Personal Property" means Tenant's trade fixtures, furniture, equipment and other personal property located in or on the Premises.

       "Term" means the term of this Lease, as provided in Section 3.2.

       "Unavoidable Delay" means any delays which are beyond a party's reasonable control, including, but not limited to, delays due to inclement weather, strikes, acts of God, inability to obtain labor or materials, inability to secure governmental approvals or permits, governmental restrictions, civil commotion, fire, earthquake, explosion, flood, hurricane, the elements, or the public enemy, action or interference of governmental authorities or agents, war, invasion, insurrection, rebellion, riots, lockouts or any other cause whether similar or dissimilar to the foregoing which is beyond a party's reasonable control; provided however, that in no event shall any of the foregoing ever apply with respect to the payment of any monetary obligation.

       "Work Letter" means the work letter between Landlord and Tenant regarding the construction of the Tenant Improvements, if any, in the form of Exhibit C.
       ---------

2.2. Other Definitions. Terms defined elsewhere in this Lease, unless the context clearly requires otherwise, shall have the meaning as there given.

                                  ARTICLE III
                               PREMISES AND TERM

     3.1 Lease of Premises. Subject to and upon the terms and conditions set forth herein, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord.

     3.2 Term and Commencement. Unless sooner terminated as provided herein, the Term of this Lease shall be for that period of years and months set forth in
Item 8 of the Basic Lease Provisions, as the same may be extended in accordance with any option or options to extend the Term granted herein, and shall commence (the "Commencement Date") on the earlier of (i) the date upon which the City has approved the Tenant improvements in accordance with its building code, as evidenced by its written approval thereof in accordance with the building permits issued for the Tenant Improvements, and Landlord's Architect has certified in writing that the Tenant Improvements are substantially completed in accordance with the Plans, provided that Landlord shall deliver to Tenant a certificate of occupancy (temporary or otherwise) from the City for the Premises within five (5) business days of such date, or (ii) the date Tenant commences occupancy of the Premises. See Rider 3.2. When the actual Commencement Date has occurred, Landlord and Tenant shall execute a Commencement Date Memorandum in the form shown in Exhibit D. Landlord and Tenant anticipate that the Term
                     ---------
will commence on the "Anticipated Commencement Date" set forth in Item 7 of the Basic Lease Provisions, but the Anticipated Commencement Date shall in no event affect the actual Commencement Date, which shall be determined as set forth in this Section 3.2.

     RIDER 3.2: TERM AND COMMENCEMENT

          (a) For the purposes of Clause (ii) [formerly clause (iii)] of Section 3.2, "occupancy of the Premises" shall mean occupancy of the Premises for the conduct of Tenant's business, other than pursuant to Rider 3.2, subparagraph (b) below.
          (b) Notwithstanding any provision of the Lease to the contrary, from and after the date on which this Lease is mutually executed by Landlord and Tenant, Tenant shall have the right to use and occupy the ground floor lobby and the second floor of the Premises for the conduct of Tenant's business, together with the non-exclusive rights to the parking and other common areas of the Project, without charge; provided, however, Tenant shall pay for all utilities consumed by it and further provided that all provisions of this Lease other than those dealing with Monthly Rent and Additional Rent shall apply during the period of such use and occupancy. Such occupancy shall not cause the Commencement Date of the Lease to occur. Tenant shall coordinate its activities in such portion of the Premises so as to not interfere with Landlord's construction of the Tenant Improvement pursuant to the Work Letter.

     3.3 Early Entry. Tenant and its authorized agents, contractors, subcontractors and employees shall be granted a license by Landlord to enter upon the Premises, at Tenant's sole risk and expense, during ordinary business hours prior to the Commencement Date, for the sole purpose of installing Tenant's trade fixtures and equipment in the Premises; provided, however, that
(i) the provisions of this Lease, other than with respect to the payment of Monthly Rent or Additional Rent (except as provided below), shall apply during such early entry, including, but not limited to, the provisions of Article XI relating to Tenant's indemnification of Landlord, (ii) prior to any such entry, Tenant shall pay for and provide evidence of the insurance to be provided by Tenant pursuant to the provisions of Article XI, (iii) Tenant shall pay all utility, service and maintenance charges for the Premises attributable to Tenant's early entry and use of the Premises as reasonably determined by Landlord, (iv) Tenant shall not unreasonably interfere, delay or hinder Landlord, its agents, contractors or subcontractors in the construction of the Tenant Improvements in accordance with the provisions of this Lease, and (v) Tenant shall not use the Premises for the storage of inventory or otherwise commence the operation of business during the period of such early entry except as provided in Rider 3.2. Upon Tenant's breach of any of the foregoing conditions, Landlord may, in addition to exercising any of its other rights and remedies set forth herein, revoke such license upon notice to Tenant. Early entry by Tenant in accordance with this Section 3.3 shall not constitute occupancy of the Premises for purposes of establishing the Commencement Date.

     3.4. Delay in Possession. If for any reason Landlord cannot deliver possession of the Premises to Tenant with the Tenant Improvements substantially completed on or before the Anticipated Commencement Date, Landlord shall not be subject to any liability therefor, and such failure shall not affect the validity of this Lease or the obligations of Tenant hereunder, but in such case, Tenant shall not be obligated to pay Monthly Rent or Additional Rent other than as provided in Section 3.3 and Section 3.5 until the Commencement Date has occurred. If the Commencement Date has not occurred within ninety (90) days following the Anticipated Commencement Date plus periods attributable to Tenant Delays or Unavoidable Delay or one hundred fifty (150) days after the anticipated Commencement Date plus periods attributable to Tenant Delays (but without regard to Unavoidable Delays), Tenant may, at its option, by Notice to Landlord within ten (10) days thereafter, terminate this Lease, in which event the parties shall be discharged from all further obligations hereunder; provided, however, if Tenant fails to give such notice to Landlord within such ten-day period, Tenant shall no longer have the right to terminate this Lease under this Section 3.4. Tenant understands that, notwithstanding anything to the contrary contained herein, Landlord shall have no obligation to deliver possession the Premises to Tenant for so long as Tenant fails to deliver to Landlord executed copies of policies of insurance or certificates thereof as required under Section 11.8.

     3.5 Tenant Delays. The Commencement Date shall not be delayed or postponed due to Tenant Delays, and the Term, Tenant's obligations to pay Rent and all of Tenant's other obligations under this Lease shall commence upon the date which would have been the Commencement Date but for Tenant Delays.

     3.6 Condition of Premises. Landlord's sole construction obligations, if any, regarding Tenant improvements for the Premises are set forth in Article XX and the Work Letter and Rider 3.6. The taking of possession or use of the Premises by Tenant for any purpose other than as provided in Section 3.3 or Rider 3.2 shall conclusively establish that Tenant has inspected the Premises and accepts them as being in good and sanitary order, condition and repair and that the Tenant Improvements have been constructed in accordance with the Plans; provided, however, Tenant shall have a period of thirty (30) days after taking possession of the Premises (other than as provided in Section 3.3 or Rider 3.2) in which to notify Landlord in writing of any construction deficiencies or defects and any uncompleted punch list items (the punch list shall be limited to items required to be accomplished by Landlord under the Work Letter) and, except as hereafter provided, Landlord will repair, replace or complete at its expense all items referenced in such notice within thirty (30) days after receipt of such notice, subject to Unavoidable Delay, or as soon thereafter as Landlord, acting in good faith and with diligence, can repair, replace or complete the same. If Landlord reasonably contends that a particular item in such notice is not justified, the parties will refer the issue to Landlord's Architect for resolution. Landlord's Architect's determination shall be final and binding upon the parties. Nothing in this Section 3.6 shall limit or expand Landlord's maintenance and repair obligations set forth in Article IX. See Rider 3.6.

     RIDER 3.6    CONDITION OF PREMISES:

          On the Commencement Date, Landlord shall deliver the Premises to Tenant clean and free of debris, with all utility systems, HVAC, loading docks, exterior doors and locks, and fixtures in good operating order, condition and repair. Landlord warrants that the utility systems and fixtures shall remain in good operating condition and repair for a period of 120 days following the Commencement Date and that the roof shall be in good condition and repair and watertight for a period of 270 days following the Commencement Date. If the foregoing warranty is violated, then Landlord, upon written notice from Tenant, shall promptly rectify the violation at Landlord's sole cost and expense.

     3.7 No Representations. Tenant acknowledges that neither Landlord nor any of Landlord's Agents has made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business, including, but not limited to, any representations or warranties regarding zoning or other land use matters, or for any other purpose, and that neither Landlord nor any of Landlord's Agents has agreed to undertake any alterations or additions or construct any Tenant Improvements to the Premises except as expressly provided in this Lease.

                                  ARTICLE IV
                             RENT AND ADJUSTMENTS

     4.1 Monthly Rent. From and after the Commencement Date, Tenant shall pay to the Landlord, for each calendar month of the Term, the Monthly Rent set forth in Item 9 of the Basic Lease Provisions, as the same may be adjusted from time to time as provided in Section 4.2. Monthly Rent shall be due and payable to Landlord in lawful money of the United States, in advance, on the first (1st) day of each calendar month of the Term, without abatement, deduction, claim or offset, and without prior notice, invoice or demand, at Landlord's address set forth in Item 1 of the Basic Lease Provisions or at such place as Landlord may from time to time designate. Tenant's payment of Monthly Rent for the first
(1st) month of the Term shall be delivered to Landlord concurrently with Tenant's execution of this Lease.

     4.2 Adjustments. Monthly Rent shall be adjusted from time to time as provided in Exhibit E.
            ---------

     4.3 Additional Rent. All Additional Rent shall be due and payable to Landlord in lawful money of the United States, at Landlord's address set forth in Item 1 of the Basic Lease Provisions or at such other place as Landlord may from time to time designate, without abatement, deduction, claim or offset, within ten (10) days of receipt of Landlord's invoice or statement for same, or if this Lease provides another time for the payment of certain items of Additional Rent, then at such other time.

     4.4 Prorations. If the Commencement Date is not the first (1st) day of a month, or if the expiration of the Term of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Term commences or terminates. All items of Additional Rent shall likewise be prorated for any fractional period at the beginning or expiration of the Term.

     4.5 Late Payment Charges. Tenant acknowledges that late payment by Tenant to Landlord of Rent under this Lease will caused Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult or impracticable to determine. Such costs include, but are not limited to, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any Mortgage, and late charges and penalties that may be imposed due to late payment of Real Property Taxes. Therefor, if any installment of Monthly Rent or any payment of Additional Rent due from Tenant is not received by landlord in good funds by the fifth (5th) calendar day from the applicable due date, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge for every month or portion thereof that such amount remains unpaid. The parties acknowledge that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of late Rent and late charge therefor shall not prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other event of default under this Lease.

     4.6 Security Deposit. Tenant has deposited with Landlord the sum set forth in Item 10 of the Basic Lease Provisions as a Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. Upon an Event of Default, and whether or not Landlord is informed of or has knowledge of the Event of Default, the Security Deposit (if not already applied as hereinabove provided) shall be deemed to be automatically applied, without waiver of any rights Landlord may have under this Lease or at law or in equity as a result of an Event of Default, to the payment of any Rent not paid when due, the repair of damage to the Premises caused by Tenant or for which Tenant is responsible under the terms of this Lease or the payment of any other amount which Landlord may spend or become obligated to spend by reason of an Event of Default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of an Event of Default, to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds. The unused portion of the Security Deposit, if any, shall be returned to Tenant within thirty (30) days of the expiration of this Lease or any termination of this Lease not resulting from an Event of Default, so long as Tenant has vacated the Premises in the manner required by this Lease and paid all sums required to be paid under this

Lease, provided however that Landlord may retain a portion of the Security Deposit equal to the reasonably estimated amount of unpaid Additional Rent that is Payable by Tenant for periods prior to the expiration of the Term until such time as any amounts of Additional Rent due from Tenant have been determined and paid in full but not longer than 90 days after expiration of the Term. Tenant hereby waives the provisions of Section 1950.7(c) of the California Civil Code and any present or future laws otherwise governing the return of the Security Deposit to Tenant to the extent of reasonably anticipated Additional Rent retained by Landlord pursuant to the previous sentence.

                                   ARTICLE V
                                      USE
     5.1 Tenant's Use. Tenant shall use the Premises solely for the purposes set forth in item 11 of the Basic Lease Provisions and shall use the Premises for no other purpose. Tenant's use of the Premises shall be subject to all of the terms and conditions of this Lease, including, but not limited to, all the provisions of this Article V. Tenant, at Tenant's sole cost and expense, shall procure, maintain and make available for Landlord's inspection throughout the Term, all governmental approvals, licenses and permits required for the proper and lawful conduct of Tenant's permitted use of the Premises. At Landlord's request, Tenant shall deliver copies of all such approvals, licenses and permits to Landlord.

     5.2 Compliance With Applicable Laws. Throughout the Term, Tenant, at Tenant's sole cost and expense, shall comply with, and shall not use the Premises, Building or Common Area, or suffer or permit anything to be done in or about the same which will in any way conflict with, (i) any and all present and future laws, statutes, zoning restrictions, ordinances, orders, regulations, directions, rules and requirements of all governmental authorities having jurisdiction over all or any part of the Premises (including, but not limited to, state, municipal, county and federal governments and their departments, bureaus, boards and officials) pertaining to the use or occupancy of, or applicable to, the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises, (ii) any and all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials (as defined in Section 6.1), waste disposal, air emissions and other environmental or health and safety matters, zoning, land use and utility availability, which impose any duty upon Tenant directly or with respect to the use or occupation of the Premises or any portion thereof, (iii) the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises or any portion thereof, (iv) any covenants, conditions, easements or restrictions, including but not limited to the Restrictions, now affecting or encumbering the project or any portion thereof, regardless of when they become effective, (v) the Rules and Regulations, and (vi) good business practices (collectively, (i) through (vi) above are hereinafter referred to as "Applicable Laws"). Tenant shall not commit any waste of the Premises, Building or Project, or any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby property. Tenant shall not place or permit to be placed any loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Landlord or which might damage the Premises or the Building, or place or permit to be placed any harmful liquids in the drainage systems, and Tenant shall not dump or store, or permit to be dumped or stored, any inventory, waste materials, refuse or other materials or allow any such materials to remain outside the Building proper, except in designated enclosed trash areas. Tenant shall not conduct or permit any auctions, sheriff's sales or other like activities at the Project or any portion thereof. See Rider 5.2.

     5.3 Restrictions. Tenant agrees that it will subordinate this Lease to any other covenants, conditions and restrictions and any reciprocal easement agreements or any similar agreements which Landlord may hereafter record against the Premises and to any amendment or modification to any of the existing Restrictions, provided that such subordination does not unreasonably interfere with Tenant's use and enjoyment of the Premises. See Rider 5.3.

     RIDER 4.6    SECURITY DEPOSIT:

          Pursuant to Section 21.20, certain obligations of Tenant under this Lease are guaranteed by Guarantor. As provided in the Lease Guaranty Agreement attached as Lease Rider Number Three and subject to the terms hereof, the obligations of Guarantor shall terminate, for among other reasons, upon the delivery to Landlord of a certificate certifying that Tenant has received additional equity capital in the amount of not less than $6,750,000 and a standby letter of credit, as further described in the Lease Guaranty Agreement. Such standby letter of credit if and when delivered to Landlord, shall constitute an additional security deposit under this Lease, subject to the provisions of this Section 4.6.

     RIDER 5.2    COMPLIANCE WITH LAW:

          Landlord represents and warrants to Tenant that, to Landlord's knowledge, the Premises complies with all Applicable Laws existing as of the Commencement Date. Landlord further represents and warrants that Landlord has received no notice from any governmental authority claiming that the Project (or any portion thereof) fails to comply with any Applicable Law, commencing an investigation to determine if the Project (or any portion thereof) may violate any Applicable Law, or otherwise requiring any work to be done on or about the Project. If any of the foregoing warranties is violated or if any structural alteration or improvement is required by any governmental authority to be made to the Premises in order to bring it into compliance with any Applicable Law now in effect, then Landlord shall, at its sole cost, promptly upon notice from Tenant, rectify such violation or effect such structural alteration or improvement to the extent required by applicable governmental authorities. Notwithstanding any provision of this Lease to the contrary, Tenant shall not
(a) be obligated to effect, or to reimburse Landlord for, any alteration required by Applicable Law to be made to the Premises, unless and to the extent such alteration is required solely because of the particular use of the Premises being made by Tenant (as opposed to use of the Premises by tenants in general); or (b) be liable, under any circumstance, for violations or alleged violations of law which were otherwise not caused by Tenant or Tenant's Agents.

     RIDER 5.3    RESTRICTIONS:

          And provided, further, that such documents shall provide that no violation of any restriction, and no foreclosure or other action thereunder shall terminate Tenant's rights under the Lease. Notwithstanding the foregoing, Tenant shall have no obligation to comply with or observe any modification to or amendment of any Restrictions existing at the date of this Lease or any new Restrictions that may be imposed after the date of this Lease to the extent such modification, amendment or new Restrictions impose any financial obligation on Tenant, unreasonably increase Tenant's duties or obligations thereunder or unreasonably interfere with Tenant's use and enjoyment of the Premises and Common Areas.

     5.4 Landlord's Right of Entry. Landlord and Landlord's Agents shall have the right to enter the Premises at all reasonable times during Tenant's business hours upon reasonable notice to Tenant (24 or more hours being deemed reasonable), except for emergencies in which case no notice shall be required, to inspect the Premises, to take samples and conduct environmental investigations, to post notices of nonresponsibility and similar notices and signs indicating the availability of the Premises for sale, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary Alternations or maintenance and repairs, to perform Tenant's obligations as permitted herein when Tenant has failed to do so and, at any reasonable time after one hundred eighty (180) days prior to the expiration of the Term, to place upon the Premises reasonable signs indicating the availability of the Premises for lease and to show the Premises to prospective tenants, all without being deemed to have caused an eviction of Tenant and without any liability to Tenant or abatement of Rent. The above rights are subject to reasonable security regulations of Tenant (including, without limitation, those pertaining to Tenant's trade secrets and clean-room operations) and in exercising its rights set forth herein. Landlord shall endeavor to cause the least possible interference with Tenant's business. Landlord shall at all times have the right to retain a key which unlocks all of the doors in the Premises, excluding Tenant's vaults and safes, and Landlord and Landlord's Agents shall have the right to use any and all means which Landlord may deem proper to open the doors Landlord's Agents shall not under any circumstances be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises. Except during the last six (6) months of the Term, Tenant may rightfully refuse access to the Premises to any person known or suspected by Tenant to be a competitor of Tenant.

                                  ARTICLE VI
                              HAZARDOUS MATERIALS

     6.1 Definition of Hazardous Materials. For purposes of this Lease, the term "Hazardous Materials" includes (i) any "hazardous materials" as defined in
Section 25501(k) of the California Health and Safety Code unless Tenant establishes, to the satisfaction of Landlord, that because of the quantity, concentration, or physical or chemical characteristics, such substance or matter does not pose a present or potential hazard to human health and safety or to the environment, (ii) any other substance or matter which results in liability to any person or entity from exposure to such substance or matter under any statutory or common law theory, and (iii) any substance or matter which is in excess of relevant and appropriate levels set forth in any applicable federal, state or local law or regulation pertaining to any hazardous or toxic substance, material or waste, or for which any applicable federal, state or local agency orders or otherwise requires removal, treatment or remediation.

     6.2 Use of Hazardous Materials. Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released into the environment or disposed of on, under, from or about the Premises (which for purposes of this Article VI shall include, but is not limited to, subsurface soil and ground water), by Tenant or Tenant's Agents without the prior written consent of Landlord. Landlord may, in its reasonable discretion, place such conditions as Landlord deems appropriate with respect to such Hazardous Materials, and may further require that Tenant demonstrates to Landlord that such Hazardous Materials are necessary or useful to Tenant's business and will be generated, stored, used and disposed of in a manner that complies with all Applicable Laws regulating such Hazardous Materials and with good business practices. Tenant understands that Landlord may utilize an environmental consultant to assist in determining conditions of approval and monitoring in connection with the presence, storage, generation or use of Hazardous Materials on or about the Premises by Tenant, and Tenant agrees that any costs reasonably incurred by landlord in connection with any such environmental consultant's services shall be reimbursed by Tenant to Landlord as Additional Rent upon demand. See Rider 6.2.

     6.3 Environmental Questionnaire; Disclosure. Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in the form of Exhibit H, and Tenant shall certify to Landlord
                               ---------
all information contained in the Environmental Questionnaire as true and correct to the best of Tenant's knowledge and belief. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, generated, used or disposed of on, under or about the Premises for the twelve-month period prior to each Disclosure Date, and which Tenant intends to store, generate, use or dispose of on, under or about the Premises through the next Disclosure Date. At Landlord's option, Tenant's disclosure obligations under this Section 6.3 shall include a requirement that Tenant update, execute and deliver to Landlord the Environmental Questionnaire, as the same may be modified by Landlord from time to time. In addition to the foregoing, Tenant shall promptly notify Landlord of, and shall promptly provide Landlord with true, correct, complete and legible copies of, all of the following environmental items relating to Hazardous Materials used by Tenant or the
Premises: reports filed pursuant to any self-reporting requirements; reports filed pursuant to any Applicable Laws or this Lease; all permit applications, permits, monitoring reports, workplace exposure and community exposure warnings or notices, and all other reports, disclosures, plans or documents (even those which may be characterized as confidential but excluding document for which a legal evidentiary disclosure privilege applies provided that Tenant complies with California Health and Safety Code Section 25359.7) relating to water discharges, air pollution, waste generation or disposal, underground storage tanks or Hazardous Materials; all orders, reports, notices, listings and correspondence (even those which may be considered confidential but excluding document for which a legal evidentiary disclosure privilege applies provided that Tenant complies with California Health and Safety Code Section 25359.7) of or concerning the release, investigation, compliance, clean up, remedial and corrective actions, and abatement of Hazardous Materials whether or not required by Applicable Laws; and all complaints, pleadings and other legal documents filed against Tenant related to Tenant's use, handling, storage or disposal of Hazardous Materials.

     6.4 Inspection; Compliance. Landlord and Landlord's Agents shall have the right, but not the obligation, to inspect, investigate, sample and/or monitor the Premises, including any air, soil, water, groundwater or other sampling, and any other testing, digging, drilling or analyses, at any time to determine whether Tenant is complying with the terms of this Article VI, and in connection therewith, Tenant shall provide Landlord with full access to all relevant facilities, records and personnel, subject to Section 5.4 and excluding documents to which a legal evidentiary privilege applies provided that Tenant complies with California Health and Safety Code Section 25359.7. If Tenant is not in compliance with any of the provisions of this Article VI, or in the event of a release of any Hazardous Material on, under, from or about the Premises, Landlord and Landlord's Agents shall have the right, but not the obligation, without limitation on any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises and (if such release was caused by Tenant or Tenant's Agents) to discharge Tenant's obligations under this Article VI at Tenant's expense, including without limitation the taking of emergency or long-term remedial action. Landlord and Landlord's Agents shall endeavor to minimize interference with Tenant's business but shall not be liable for any such interference. In addition, Landlord, at Tenant's sole costs and expense, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any claims or causes of action under, from or about the Premises. All sums reasonably disbursed, deposited or incurred by Landlord in connection herewith, including, but not limited to, all costs, expenses and actual attorneys fees, shall, to the extent incurred as the result of the use, storage, disposal or release by Tenant, be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

     RIDER 6.2 USE OF HAZARDOUS MATERIALS:

          Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but in compliance with all Applicable Laws, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of Tenant's business permitted on the Premises, so long as such use does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. Landlord acknowledges and agrees that, unless Landlord has a reasonable belief that there has been (i) a violation of Applicable Laws in connection with the presence, storage, generation or use of Hazardous Materials on or about the Premises, or
(ii) a spill or release of Hazardous Materials on or about the Premises by Tenant since Landlord's most recent environmental consultant's inspection of the Premises, Tenant shall not be required to reimburse Landlord more than once annually for Landlord's costs incurred in monitoring or inspecting the Premises. Tenant shall not be required to expend more than $5,000 for each of Landlord's annual inspections (which inspections shall be reasonable in scope taking into consideration the use by Tenant of the Premises and the degree of risk that such use has resulted in contamination thereof), except that Tenant may be required to expend up to $10,000 for such annual inspection upon the expiration of the Lease (the foregoing limitations shall not apply with respect to inspections performed because of clause (i) or (ii) of the preceding sentence). Without diminishing Tenant's obligations under Section 6.7 hereof, provided that Tenant shall have obtained Landlord's prior written approval of any investigation to be performed by Tenant pursuant to Section 6.7, Landlord shall not thereafter seek reimbursement from Tenant for Landlord's annual inspection in the final year of the Term as contemplated in the preceding sentence.

     6.5 Tenant Obligation. If the presence of any Hazardous Materials on, under or about the Premises or the Project caused by Tenant or Tenant's Agents results in (i) injury to any person, (ii) injury to or contamination of the Premises for the Project, or (iii) injury to or contamination of any real or personal property wherever situated, Tenant, at its sole cost and expense, shall promptly take all actions necessary to return the Premises and the Project to the condition existing prior to the introduction of such Hazardous Materials to the Premises and Project and to remedy or repair any such injury or contamination. See Rider 6.5. Without limiting any other rights or remedies of Landlord under this Lease. Tenant shall pay the cost of any cleanup work performed on, under or about the Premises, the Building and the Project as required by this Lease or any Applicable Laws in connection with the removal, disposal, neutralization or other treatment of such Hazardous Materials caused by Tenant or Tenant's Agents. If Landlord has reason to believe that Tenant or Tenant's Agents may have caused the release of a Hazardous Material on, under, from or about the Premises, then Landlord may require Tenant, at Tenant's sole cost and expense, to conduct monitoring activities on or about the Premises satisfactory to Landlord. In its sole and absolute judgment, concerning such release of Hazardous Materials on, under, from or about the Premises. Notwithstanding anything in the foregoing, Tenant shall not, without Landlord's prior written consent, take any remedial action in response to the presence of any Hazardous Materials on, under or about the Premises, or enter into any settlement agreement, consent decree or other compromise with any governmental agency with respect to any Hazardous Materials claims; provided, however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Premises (i) poses an immediate threat to the health, safety or welfare of any individual or (ii) is of such nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action.

     6.6 Indemnification. To the fullest extent permitted by law, Tenant hereby agrees to indemnify, hold harmless, protect and defend (with attorneys acceptable to Landlord) Landlord and Landlord's Agents, and any successors to all or any portion of Landlord's interest in the Premises, the Building and the Project and their directors, officers, partners, employees, authorized agents, affiliates, representatives and Mortgagees, from and against any and all liabilities, losses, damages (including, but not limited to, damages for the loss or restriction on use of rentable or usable space or any amenity of the premises, the Building and the Project or damages arising from any adverse impact on marketing of space in the Premises, the Building and the Project during any required repair, restoration or clean-up of the Premises), diminution in the value of the Premises, the Building and the Project, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including, but not limited to, reasonable attorneys' fees, disbursements and court costs and all other professional or consultant's expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the presence, use, generation, storage, treatment, on or off-site disposal or transportation of Hazardous Materials on, in or, from, under or about the Premises, the Building and the Project by Tenant or Tenant's Agents, and specifically including the cost of any required or necessary repair, restoration, clean-up (including, but not limited to, the costs of investigation and removal of Hazardous Materials) or detoxification of the Premises, the Building and the Project and the preparation of any closure or other detoxification of the Premises, the Building and the Project and the preparation of any closure or other required plans, whether or not such action is required or necessary during the Term or after the expiration of this Lease.

     6.7 Tenant's Responsibility at Conclusion of Lease. Promptly upon the expiration or sooner termination of this Lease, Tenant shall represent to Landlord in writing that (i) Tenant has made a diligent effort to determine whether any Hazardous Materials are on, under or about the Premises as a result of any acts or omissions of Tenant or Tenant's Agents and (ii) to Tenant's knowledge no such Hazardous Materials exist on, under or about the Premises other than as specifically identified to Landlord by Tenant in writing. If Tenant discloses the existence of Hazardous Materials on, under or about the Premises caused by Tenant or Tenant's Agents, or if Landlord at any time discovers that Tenant or Tenant's Agents caused the release of a Hazardous Material on, under, from or about the Premises, Tenant shall, at Landlord's request, immediately prepare and submit to Landlord within thirty (30) days after such request a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises to the condition existing prior to the introduction of such Hazardous Materials. Upon Landlord's approval of such clean up plan, Tenant shall, at Tenant's sole cost and expense, without limitation on any rights and remedies of Landlord under this Lease or at law or in equity, immediately implement such plan and proceed to clean up such Hazardous Materials in accordance with all Applicable Laws and as required by such plan and this Lease. See Rider 6.7.

     6.8 Landlord's Disclosures. Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, certain facts relating to Hazardous Materials at the Project known by Landlord to exist as of the date of this Lease, as more particularly described in Exhibit I attached hereto. Tenant shall have no
                          ---------
liability or responsibility with respect to the Hazardous Materials facts described in Exhibit I. See Rider 6.8.
             ---------

     RIDER 6.5 TENANT OBLIGATIONS:

          If restoration of the Premises or Project to such pre-existing condition is not possible or reasonably practicable, then Tenant shall nevertheless take such actions to reduce the level and extent of contamination to the extent that the governmental regulatory authorities having jurisdiction thereover shall acknowledge in writing that tenant has complied with the requirements of Applicable Law.

     RIDER 6.7 TENANT'S RESPONSIBILITY AT CONCLUSION OF LEASE

          If restoration of the Premises or Project to such pre-existing condition is not possible or reasonably practicable, then Tenant shall nevertheless take such actions to reduce the level and extent of contamination to the extent that the governmental regulatory authorities having jurisdiction thereover shall acknowledge in writing that Tenant has complied with the requirements of Applicable Law.

     RIDER 6.8 HAZARDOUS MATERIALS:

          (a) Landlord represents and warrants to Tenant as follows:

              (i) To the best of Landlord's knowledge, except as disclosed in

Exhibit I and without undertaking any investigation other than that which was
---------
performed in connection with Landlord's purchase of the Project, no Hazardous Materials are located in, on, under or about the Premises or Project.

              (ii) Landlord has received no notice of (A) any violation or alleged violation of any Applicable Law pertaining to Hazardous Materials with respect to the Project; or (B) any pending claims or investigations relating to the presence of any Hazardous Materials in, on, under or about the Project.

          (b) Except for matters that constitute Tenant's obligations under
Article VI of the Lease, Landlord shall, at its sole expense, take all actions required by applicable governmental authorities to investigate and remediate any Hazardous Materials which are found or suspect to exist in, on, under or about the Project. Landlord hereby agrees to indemnify, hold harmless, protect and defend Tenant (with attorneys acceptable to Tenant), from and against any remediation costs or expenses imposed upon or incurred by Tenant in connection with any investigation or remediation of Hazardous Materials present in, on or under the Premises caused by Landlord or by a party or parties not party to this Lease, which is required by a governmental agency with jurisdiction, provided that such indemnification shall be limited to costs imposed upon or incurred by Tenant to remediate the Premises, including, without limitation, actual attorneys and consultants fees and costs, and it is not intended to and shall not include losses, liabilities or expenses of any other type whatsoever, including, without limitation, losses, liabilities or expenses due to business interruption, economic or personal injury claims or otherwise.

          (c) Except with respect to Hazardous Materials for which Tenant is responsible pursuant to Article VI of the Lease, in no event shall Tenant be required to pay (and Landlord shall not seek reimbursement from Tenant as an item of Project Costs or otherwise) any costs or expenditure incurred in connection with (i) any testing, investigation, monitoring, analysis or remediation of any Hazardous Materials; (ii) any violation or alleged violation of, or the defense of any claim arising under, any Applicable Law pertaining to Hazardous Materials; (iii) any consequential damages suffered as a result of any Hazardous Material contamination; or (iv) Landlord's compliance with its obligations under subsection (b) above.

                                  ARTICLE VII
                     OPERATING EXPENSES; TAXES; UTILITIES

     7.1 Tenant to Bear Tenant's Share of Operating Expenses. Tenant shall pay to Landlord Tenant's Share (as defined in Section 7.2) of Operating Expenses as follows: Prior to the Commencement Date and thereafter prior to the commencement of each of Landlord's fiscal years during the Term, Landlord shall give Tenant a written estimate of Tenant's Share of Operating Expenses for the ensuing fiscal year or partial fiscal year, as the case may be. Tenant shall pay, as an item of Additional Rent, such estimated amount in equal monthly installments, in advance, on or before the first (1st) day of each calendar month concurrent with its payment of Monthly Rent. If Landlord has not furnished its written estimate by the time set forth above, Tenant shall pay monthly installments of Operating Expenses at the rate established for the prior fiscal year, if any; provided that when the new estimate is delivered to Tenant, Tenant shall at the next monthly payment date pay Landlord any accrued deficiency based on the new estimate, or Landlord shall credit any accrued overpayment after the end of each fiscal year (in no event less than one hundred (120) days after the end of each fiscal year unless sooner completed by Landlord) Landlord shall furnish Tenant a statement showing in reasonable detail Tenant's Share of the actual Operating Expenses incurred for the period in question. If Tenant's estimated payments are less than Tenant's Share of actual Operating Expenses incurred for the period in question. If Tenant's estimated payments are less than Tenant's Share of actual Operating Expenses as shown by the applicable statement, Tenant shall pay the difference to Landlord within thirty (30) days thereafter. If Tenant shall have overpaid Landlord, Landlord shall credit such overpayment toward Tenant's next installment payment hereunder. When the final determination is made of Tenant's Share of the actual Operating Expenses for the fiscal year in which this Lease terminates, Tenant shall, even if this Lease has terminated, pay to Landlord within fifteen (15) days after notice the excess of Tenant's Share of such actual Operating Expenses over the estimate of Tenant's Share of Operating Expenses paid. Conversely, any overpayment shall be rebated by landlord to Tenant within fifteen (15) days. If Landlord shall determine at any time that the estimate of Tenant's Share of Operating Expenses for the current fiscal year is or will become inadequate to meet Tenant's Share of all such Operating Expenses for any reason, Landlord shall immediately determine the approximate amount of such inadequacy and issue a supplemental estimate as to Tenant's Share of such Operating Expenses and Tenant shall pay any increase as reflected by such supplemental estimate. Landlord shall keep or cause to be kept separate and complete books of accounting covering all Operating Expenses and showing the method of calculating Tenant's Share of Operating Expenses, and shall preserve for at least twelve (12) months after the close of each fiscal year all material documents evidencing said Operating Expenses for that fiscal year. Tenant, at its sole cost and expense, through its officers or any public accountant designated by it, shall have the right, during reasonable business hours and not more frequently than once during any fiscal year, to examine and/or audit the books and documents mentioned above evidencing such costs and expenses for the previous fiscal year. Any delay or failure by Landlord in delivering any estimate or statement pursuant to this Section 7.1 shall not constitute a waiver of its right to require Tenant to pay Tenant's Share of Operating Expenses pursuant hereto. See Rider 7.1.

     7.2 Definition of Tenant's Share. The term "Tenant's Share" means that portion of an Operating Expense determined by multiplying the cost of such item by a fraction, the numerator of which is the Premises Square Footage and the denominator of which is the total square footage of the floor area, as of the date on which the computation is made, to be charged with such Operating Expense. A determination of Tenant's Share for various Operating Expenses is set forth in Exhibit I attached to and made a part of this Lease.
             ---------

     7.3 Definition of Project Costs. The term "Project Costs" means all costs and expenses incurred by Landlord or Landlord's Agents in connection with the operation of the Project, including, but not limited to the following: repair and maintenance of the roof, foundation and exterior walls of the buildings in the Project, periodic painting of the buildings in the Project, periodic cleaning of the exterior windows of the buildings in the Project, landscaping services, outside pest control, normal maintenance and repair of the HVAC, unless Landlord elects to maintain the same pursuant to Section 9.2), sweeping, maintenance services, repairs to and replacement of asphalt paving, bumpers, striping, light bulbs, light standards, monument and directional signs and lighting systems, perimeter walls, retaining walls, sidewalks, planters, landscaping and sprinkler system in planting area, any and all assessments levied against the Project pursuant to the Restrictions, water, electrical and other utility services not supplied directly to a tenant, removal of trash, rubbish and other refuse from the Project, cleaning of and replacement of signs of the Project, including relamping and repairs made as required; repair, operation and maintenance of the Common Area, including, but not limited to, removal of any obstructions not reasonably required for the Common Area uses, prohibition and removal of the sale or display of merchandise or the storing of materials and/or equipment in the Common Area, and payment of all electrical, water and other utility charges or fees for services furnished to the Common Area; obtaining and maintaining public liability, property damage and other forms of insurance which Landlord may or is required to maintain in connection with the Project (including the payment of any deductibles thereunder); costs incurred in connection with compliance of any laws or changes in laws applicable to the Project, including without limitation any laws or changes in laws regarding Hazardous Materials; employment of such personnel as Landlord may deem reasonably necessary, if any, to direct parking and police the Common Area and facilities; the cost of any capital improvements (other than tenant improvements for specific tenants) made by or on behalf of Landlord to the Project or Common Area to the extent of the amortized amount thereof over the useful life of such capital improvements calculated at a market cost of funds, all as reasonably determined by Landlord, for each such year of useful life during the Term; depreciation of machinery and equipment used in connection with the maintenance and operation of the Common Area for which a reasonable reserve has not been established as herein provided; employment of personnel used in connection with any of the foregoing, including, but not limited to, cost of bookkeeping, accounting and auditing and legal services provided in connection with any of the foregoing; the cost of any environmental consultant or other services used in connection with Landlord's monitoring of the Project with respect to Hazardous Materials; the cost of any tax, insurance or other consultant utilized in connection with the Project; and any other items reasonably necessary from time to time to properly repair, replace, maintain and operate the Project. Project Costs shall also include management fee to cover Landlord's management, overhead and administrative expenses; provided, however, if Landlord elects to delegate its duties hereunder to a professional property manager, then Project Costs shall not include any fee to Landlord, but under such circumstances any reasonable amounts paid to the professional property manager shall be added to and deemed a part of Project Costs. If Landlord elects to perform any maintenance or repair herein described in conjunction with properties other than the Project, and if a common maintenance contractor is contracted with for such purpose, the contract amount allocable to the Project, as reasonably determined by Landlord, shall be added to and deemed a part of Project Costs hereunder. Increases in Project Costs by reason of a disproportionate impact by Tenant thereon (for example, and not by way of limitation, increases in costs of trash collection because of Tenant's excessive generation of trash or increases in costs of Common Area maintenance because of Tenant's unpermitted storage of inventory or materials in the Common Area), in Landlord's reasonable judgment, may be billed by Landlord, as an item of Additional Rent, directly to Tenant. See Rider 7.3.

     7.4 Definition of Real Property Taxes. The term "Real Property Taxes" means any form of tax, assessment, charge, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), real property or other tax (other than Landlord's net income, estate, succession, inheritance, or franchise taxes), now or hereafter imposed with respect to the Project or any part thereof (including any Alterations), this Lease or any Rent payable under this Lease by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement district or other district or division thereof, whether such tax or any portion thereof (i) is determined by the area of the Project or any part thereof or the Rent payable under this Lease by Tenant including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of the Rent due under this Lease, (ii) is levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes with respect to the Project or any part thereof whether or not now customary or within the contemplation of Landlord or Tenant, or (iii) is based upon any legal or equitable interest in Landlord in the Project or any part thereof. See Rider 7.4.

     7.5 Apportionment of Taxes. If the Project is assessed as part of a larger parcel, then Landlord shall equitably apportion the Real Property Taxes assessed against the real property which includes the Project and reasonably determine the amount of Real Property Taxes attributable to the Project. If other buildings exist on the assessed parcel, the Real Property Taxes apportioned to the Project shall be based upon the ratio of the square footage of all buildings within the Project to the square footage of all buildings on the assessed parcel, and the amount of real Property Taxes so apportioned to the Project shall be included as part of Operating Expenses. Landlord's reasonable determination of such apportionment shall be conclusive.

     7.6 Tax on Improvements; Permitted Contests. Tenant shall, at Landlord's election, be directly responsible for and shall pay the full amount of any increase in Real Property Taxes attributable to any and all Tenant Improvements and any other improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant may contest the amount or validity of any Real Property Taxes by appropriate proceedings, provided that Tenant gives Landlord prior Notice of any such contest and keeps

Landlord advised as to all proceedings, and provided further that Tenant shall continue to reimburse Landlord for Landlord's payment of such Real Property Taxes unless such proceedings shall operate to prevent or stay such payment and the collection of the tax so contested. Landlord shall join in any such proceedings if any Applicable Laws shall so require, provided that Tenant shall hold harmless, indemnify, protect and defend Landlord from and against any liability, claim, demand, cost or expense in connection therewith, including, but not limited to, actual attorneys' fees and costs reasonably incurred.

     7.7 Utilities and Services. Tenant shall be responsible for and shall pay promptly, directly to the appropriate supplier, all charges for water, gas, electricity, heat, light, power, telephone, refuse pickup, janitorial service, interior landscape maintenance and all other utilities, materials and services furnished directly to Tenant or the remises or use by Tenant in, on or about the Premises during the Term, together with any taxes thereon. If any utilities or services are not separately metered or assessed to Tenant, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such amount to Landlord, as an item of Additional Rent, within ten (10) days after receipt of Landlord's statement or Invoice therefor. Landlord may also require Tenant to have any Specialized HVAC system separately metered to Tenant, at Tenant's expense. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises unless such failure or interruption is due to Landlord's gross negligence or willful misconduct. No such failure or interruption shall be deemed an eviction or entitle Tenant to terminate this Lease or withhold or abate any Rent due hereunder.

     RIDER 7.1 OPERATING EXPENSES:

          If, as a result of Tenant's examination or audit, it is determined that the amount charged to Tenant for Tenant's Share of Operating Expenses exceeded by more than 5% the amount actually due, then Landlord shall promptly reimburse Tenant's costs of the examination and/or audit.

     RIDER 7.3 PROJECT COSTS:

         Notwithstanding anything to the contrary in the Lease, Project Costs (and any terms of similar meaning in the Lease) shall not include, and Tenant shall have no liability for, the expense items listed below, and Project Costs shall be subject to the limitations listed below:

          (a) The following operating expense items shall not be charged to
Tenant:

              1. The costs of original construction, the purchase price or any depreciation of the Premises, Building or Project, any additions or improvements thereto or any Premises, Building or Project service or utility systems therein, including, without limitation, the cost of tools, equipment and materials purchased in connection therewith.

              2. Costs incurred for the repair, maintenance and replacement of the structural components of the Premises, Building or Project, including, without limitation, beams, columns, foundations, footings, load bearing and exterior walls, structural slabs and the structural components of, the roof (except that Tenant is solely responsible for the cost of all non-structural repairs and maintenance to the roof commencing 270 days following the Commencement Date).

              3. Costs incurred for the repair, maintenance or replacement of the Premises, Building or Project, or any portion thereof, to the extent: (a) of the proceeds of insurance which Landlord is required to maintain under the Lease or actually maintains (whichever is greater), (b) of any reimbursement which Landlord receives therefor under any warranties or from any third party (other than on account of a tenant's pro rata share of Project Costs), or (c) caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents.

              4. Rentals and other payments by Landlord under any ground lease or other lease underlying this Lease, and interest, principal, points, penalties and fees on any security instrument encumbering all or any portion of the Premises, Building or Project.

              5. Expenses and penalties (including, without limitation, attorneys fees) incurred due to Landlord's violation of any lease, deed of trust, mortgage, other security instrument, ground lease, Applicable Law or private restriction.

               6. Leasing commissions, attorneys' fees, tenant improvement costs and other costs and expenses incurred in connection with the leasing, or the improvement for leasing, of any premises.

               7. Any cost incurred in furnishing items or services other than for the benefit of all tenants of the Building or Project generally.

               8. Advertising, marketing, media and promotional expenditures regarding the Premises, Building or Project, and costs of signs in or on the Premises, Building or Project identifying the owner, lender or any contractor.

               9. The rental value of any management office, engineer's office, mechanical spaces and Common Areas.

              10. Costs incurred in connection with the presence, investigation, monitoring, release, removal or remediation of any Hazardous Materials on, under, in or about the Premises, Building or Project, unless such costs are incurred because of the activities of Tenant or Tenants Agents.

              11. Any insurance premiums for insurance coverage or policy limits which materially exceed the coverage or limits maintained by landlords of comparable properties in the city in which the Premises is located.

          (b)  Project costs shall be subject to the following limitations:

               1. Any management fee included in Project Costs shall not exceed three and one-half percent (3 1/2%) of the Monthly Rent and shall exclude: salaries, wages and benefits paid or provided to persons not employed full-time in the management and operation of the Project; costs of automobiles and travel expenses; professional, civic or recreational memberships; costs of seminars, conventions, educational programs and the like; charitable contributions; and any other administrative cost or expense not directly related to the management and operation of the Project.

               2. No fee shall be charged for the use of the Project parking area or any other Common Area facility.

               3. The aggregate sum of all Project Costs items allocated to tenants of the Project for any year upon which an allocation is made shall not exceed the aggregate sum of such cost items which are actually incurred by Landlord for the year in question. No cost item shall be included more than once or allocated under more than one expense category.

               4. All expense items which are classified as capital expenditures, improvements or replacements under generally accepted accounting principles and which are permitted to be charged to Tenant hereunder shall be amortized on a monthly basis over their maximum estimated useful lives at the lesser of Landlord's cost of funds or the Bank of America prime rate plus two percent (2%) per annum. Only the monthly amortized portion of such expense which accrues or falls due during the Term shall be included as a Project Cost item payable by Tenant hereunder.

     RIDER 7.4   REAL PROPERTY TAXES:

          Notwithstanding anything to the contrary in the Lease, "Real Property Taxes" shall not include, and Tenant shall have no liability for the following items, and Real Property Taxes shall be subject to the following limitations:

          (a) Real Property Taxes shall not include the following items:

               1. Interest or penalties imposed as a result of Landlord's failure to pay taxes or assessments when due;

               2. Any taxes, fees, assessments, levies or similar impositions that are charged or assessed other than with respect to the Premises, Building or Project or Tenant's possessory interest therein;

               3. Any increase in taxes resulting from the construction of improvements for the benefit of a particular tenant or resulting from the use of premises by a particular tenant;

               4. Landlord's income, transfer, gift, estate, succession, franchise or excess profits tax, or fees, taxes or assessments imposed on Landlord for the privilege or right to conduct its business in general (including, for example, fees paid for Landlord's business license) rather than for a permit or license to operate the Project or any equipment or facility therein in particular.

          (b) Real Property Taxes shall be subject to the following limitations:

              1. All taxes and assessments which can be paid by Landlord in installments shall be included as a reimbursable expense item as if paid over the maximum number of installments permitted, regardless of when Landlord actually pays such assessments.

              2. Taxes and assessments shall be prorated for the portion of the year in which the Lease Term commences or ends.

                                 ARTICLE VIII
                                  ALTERATIONS

     8.1 Permitted Alterations. After the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed, except for Alterations not exceeding One Dollar ($1.00) per square foot of the Premises in aggregate costs per year. Notwithstanding the foregoing, without the prior written consent of Landlord. In no event shall any Alterations (i) affect the exterior of the Building or the outside areas (or be visible from adjoining sites), (ii) affect or penetrate any of the structural portions of the Building, including, but not limited to, the roof, (iii) require any change to the structural or mechanical components of the Premises, (iv) interfere in any manner with the proper functioning of or Landlord's access to any mechanical, electrical, plumbing or HVAC systems, facilities or equipment located in or serving the Building, or (v) diminish the value of the premises. All Alterations shall be constructed pursuant to plans and specifications previously provided to and, when applicable, approved in writing by landlord, shall be installed by a licensed contractor at Tenant's sole expense in compliance with all Applicable Laws, and shall be accomplished in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date. No Hazardous Materials, including, but not limited to, asbestos or asbestos containing materials, shall be used by Tenant or Tenant's Agents in the construction of any Alterations permitted hereunder. All Alterations made by Tenant shall be and become the property of Landlord upon the installation thereof and shall not be deem Tenant's Personal Property; provided, however, that Landlord may, at its option, require that Tenant, upon the termination of this Lease, at Tenant's expense, remove any or all non-structural Alterations installed by or on behalf of Tenant and return the Premises to its condition as of the Commencement Date of this Lease, normal wear and tear excepted. Notwithstanding any other provisions of this Lease, Tenant shall be solely responsible for the maintenance, repair and replacement of any and all Alterations made by or on behalf of Tenant (including without limitation by Landlord on behalf of Tenant) to the Premises. See Rider 8.1.

     8.2 Trade Fixtures. Tenant shall, at its own expense, provide, install and maintain in good condition all of Tenant's Personal Property required in the conduct of its business in the Premises.

     8.3 Mechanics' Liens. Tenant shall give Landlord Notice of Tenant's intention to perform any work on the Premises which might result in any claim of lien at least twenty (20) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other notice Landlord deems proper prior to the commencement of any such work. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the property of which the Premises are part or against Tenant's leasehold interest in the premises. If Tenant fails to cause the release of record of any lien(s) filed against the Premises or its leasehold estate therein by payment or posting of a proper bond within ten (10) days from the date of the lien filing(s), then Landlord may, at Tenant's expense, cause such lien(s) to be released by any means Landlord deems proper, including, but not limited to, payment of or defense against the claim giving rise to the lien(s). All sums reasonably disbursed, deposited or incurred by Landlord in connection with the release of the lien(s), including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

     RIDER 8.1 PERMITTED ALTERATIONS:

     Within 15 days after Tenant's written request, Landlord shall inform Tenant in writing whether or not Landlord will require any Alteration made or proposed to be made by Tenant of the Lease Term. Failure of Landlord to respond timely to Tenant's request shall constitute Landlord's consent to the surrender of such Alteration with the Premises, excluding any trade fixtures and non-structural Alterations which Tenant elects to remove, provided that Tenant shall repair all damage to the Premises caused by such removal.

                                  ARTICLE IX
                            MAINTENANCE AND REPAIR

     9.1 Landlord's Maintenance and Repair Obligations. Landlord shall, subject to Section 9.2, Article XII and Article XIII, maintain in good condition and repair the roof (including any skylights, but including as needed any replacement thereof), exterior walls, structural components and foundation of the Building, utility systems within the structural components of the Building and the Common Areas, provide normal maintenance services for the HVAC serving the Building through maintenance contracts or otherwise, and paint the exterior of the Building and clean the exterior windows of the Building as and when such painting or window cleaning, as the case may be, becomes necessary in Landlord's sole discretion. Landlord shall also provide maintenance and repair services to the electrical, plumbing, and mechanical systems serving the Premises. Landlord shall not be required to make any repairs to the roof, exterior walls, foundation or any systems within the Premises unless and until Tenant has notified Landlord in writing of the need for such repair and Landlord shall have a reasonable period of time thereafter to commence and complete said repair, if warranted. The cost of any maintenance and repairs on the part of Landlord provided for in this Section 9.1 shall be considered part of Project Costs, except that repairs which Landlord deems arise out of any gross negligence or willful misconduct of Tenant or Tenant's Agents shall be made at the expense of Tenant. Landlord's obligation to so repair and maintain the premises shall be limited to the cost of effecting such repair and maintenance and in no event shall Landlord be liable for any costs or expenses in excess of said amounts, including, but not limited to, any consequential damages, opportunity costs or lost profits incurred or suffered by Tenant.

     9.2 Tenant's Maintenance and Repair Obligations. Subject to Section 9.1 and Articles XII and XIII. Tenant shall at all times during the Term of this Lease, at Tenant's sole cost and expense, clean, keep, maintain, repair and make necessary improvements to, the Premises and every portion thereof and all improvements therein or thereto, in good and sanitary order and condition to the reasonable satisfaction of Landlord and in compliance with all Applicable Laws, usual wear and tear excepted. Any damage or deterioration of the Premises shall not be deemed usual wear and tear if the same could have been prevented by good maintenance practices by Tenant. Tenant's repair and maintenance obligations herein shall include, but are not limited to, all necessary maintenance and repairs to all portions of the Premises, and all exterior entrances, all glass, windows, window easements, show window moldings, partitions, doors, door jams, door closures, hardware, fixtures, electrical lighting and outlets, plumbing fixtures, sewage facilities, interior walls, floors, ceilings, fans and exhaust equipment, fire extinguisher equipment and systems, and all repairs to Specialized HVAC (as hereinafter defined). As part of its maintenance obligations hereunder, Tenant shall, at Landlord's request, provide Landlord with copies of all maintenance schedules, reports and notices prepared by, for, or on behalf of Tenant. Landlord may impose reasonable restrictions and requirements with respect to repairs by Tenant, which repairs shall be at least equal in quality to the original work, and the provisions of Section 8.3 shall apply to all such repairs. Tenant's obligation to repair includes the obligation to replace, as necessary, regardless of whether the benefit of such replacement extends beyond the Term. Any special or above-standard heating, ventilating and air conditioning installed by, on behalf of, or at the request of Tenant ("Specialized HVAC"), shall be paid for and maintained by Tenant at Tenant's sole cost and expense. Notwithstanding the foregoing, Landlord shall have the right, upon Notice to Tenant, to undertake the responsibility for maintenance and repair of automatic fire extinguisher equipment, such as sprinkler systems and alarms, Specialized HVAC and other obligations of Tenant hereunder which Landlord deems appropriate to undertake that affect the Building as a whole, in which event the cost thereof shall be included as part of Project Costs and paid by Tenant in the manner set forth in Section 7.1. Tenant shall not permit or authorize any person to go onto the roof of the Building without the prior written consent of Landlord.

     9.3. Waiver. Tenant hereby waives all rights provided for by the provisions of Sections 1941 and 1942 of the California Civil Code and any present or future laws regarding Tenant's right to make repairs at the expense of Landlord or to terminate this Lease because of the condition of the Premises.

     9.4 Self-Help. If Tenant refuses or fails to initiate the repair and maintenance of the Premises as required hereunder within ten (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, Landlord may enter upon the Premises and make such repairs or perform such maintenance without liability to Tenant for any loss or damage that may accrue to Tenant or its merchandise, fixtures or other property or to Tenant's business by reason thereof. All sums reasonably disbursed, deposited or incurred by Landlord in connection with such repairs or maintenance, plus five percent (5%) for overhead, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest at the Applicable Rate on such aggregate amount from the date of such demand until paid by Tenant.

                                   ARTICLE X
                            COMMON AREA AND PARKING

     10.1 Grant of Nonexclusive Common Area License and Right. Landlord hereby grants to Tenant and its permitted subtenants, in common with Landlord and all persons, firms and corporations conducting business in the Project and their respective customers, guests, licensees, invitees, subtenants, employees and agents, to use the Common Area within the Project for vehicular parking, for pedestrian and vehicular ingress, egress and travel, and for such other purposes and for doing such other things as may be provided for, authorized and/or permitted by the Restrictions, such nonexclusive license and right to be appurtenant to Tenant's leasehold estate created by this Lease. The nonexclusive license and rights granted pursuant to the provisions of this
Article X shall be subject to the provisions of the Restrictions, which pertain in any way to the Common Area covered by such Restrictions, and the provisions of this Lease.

     10.2 Use of Common Area. Notwithstanding anything to the contrary herein, Tenant and its successors, assigns, employees, agents and invitees shall use the Common Area only for the purposes permitted hereby and by the Restrictions and the Rules and Regulations. All uses permitted within the Common Area shall be undertaken with reason and judgment so as not to interfere with the primary use of the Common Area which is to provide parking and vehicular and pedestrian access throughout the Common Area within the Project and to adjacent public streets for the Landlord, Landlord's Agents, its tenants, subtenants and all persons, firms and corporations conducting business within the Project and their respective customers, guests and licensees. In no event shall Tenant erect, install, or place, or cause to be erected, installed, or placed any structure, building, trailer, fence, wall, signs or other obstructions on the Common Area except as otherwise permitted herein and in the Restrictions, and Tenant shall not store or sell any merchandise, equipment or materials on the Common Area.

     10.3 Control of Common Area. Subject to provisions of the Restrictions, all Common Area and all improvements located from time to time within the Common Area shall at all times be subject to the exclusive control and management of the Landlord. Landlord shall have the right to construct, maintain and operate lighting facilities within the Common Area; to police the Common Area from time to time; to change the area, level, location and arrangement of the parking areas and other improvements within the Common Area; to close all or any portion of the Common Area or improvements therein to such extent as may, in the opinion of counsel for Landlord, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily all or any portion of the Common Area and/or the improvements thereon; to discourage noncustomer parking; and to do and perform such other acts in and to said Common Area and improvements thereon as, in the use of good business judgment, Landlord shall determine to be advisable; provided that, at all times and subject to the terms hereof, Tenant shall have available for use the number of parking spaces set forth in Section 15 of the Basic Lease Information.

     10.4 Maintenance of Common Area. Subject to the provisions of the Restrictions, Landlord shall operate and maintain (or cause to be operated and maintained) the Common Area in a first-class condition, in such manner as Landlord in its discretion shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ or cause to be employed all personnel and to make or cause to be made all rules and regulations pertaining to or necessary for the proper operation and maintenance of the Common Area and the improvements located thereon. The cost of such maintenance of the Common Area shall be included as part of Project Costs. No part of the Common Area may be used for the storage of any items, including without limitation, vehicles, materials, inventory and equipment. All trash and other refuse shall be placed in designated receptacles. No work of any kind, including, but not limited to, painting, drying, cleaning, repairing, manufacturing, assembling, cutting, merchandising or displaying shall be permitted upon the Common Area.

     10.5 Revocation of License. All Common Area and improvements located thereon which Tenant is permitted to use and occupy pursuant to the provisions of this Lease are to be used and occupied under a revocable license and right, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to compensation or diminution or abatement of Rent, and such revocation or diminution of such areas shall not be deemed constructive or actual eviction. It is understood and agreed that the condemnation or other taking or appropriation by any public or quasi-public authority, or sale in lieu of condemnation, of all or any portion of the Common Area shall not constitute a violation of Landlord's agreements hereunder, and Tenant shall not be entitled to participate in or make any violation of Landlord's agreements hereunder, and Tenant shall not be entitled to participate in or make any claim for any award or other condemnation proceeds arising from any such taking or appropriation of the Common Area. Notwithstanding the foregoing, during the term of this Lease, Landlord shall provide to Tenant the number of vehicle parking spaces set forth in Item 15 of the basic Lease Provisions throughout the Term (subject to the rights of Landlord under this Article X), and reasonable rights of ingress and egress.

     10.6 Landlord's Reserved Rights. Landlord reserves the right to install, use, maintain, repair relocate and replace pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises or outside the Premises, change the boundary lines of the Project and install, use, maintain, repair, alter or relocate, expand and replace any Common Area; provided, however, Landlord shall not unreasonably interfere with Tenant's use of the Premises. Such rights of Landlord shall include, but are not limited to, designating from time to time certain portions of the parking lot as exclusively for the benefit of certain Tenants in the Project (so long as such exclusive rights to the parking lot do not impair Tenant's parking rights under this Lease).

     10.7 Parking. Tenant shall be entitled to the number of vehicle parking spaces set forth in Item 15 of the Basic Lease Provisions, which spaces shall be unreserved and unassigned, on those portions of the Common Area designated by Landlord for parking. Tenant shall not use more parking spaces than such number. All parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described above, then

Landlord shall have the right, after reasonable notice, in addition to such other rights and remedies that Landlord may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Parking within the Common Area shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, accessways or in any area which would prohibit or impede the free flow of traffic within the Common Area. Vehicles which have been abandoned or parking in violation of the terms hereof may be towed away at the owner's expense. Notwithstanding the foregoing, delivery vehicles may be parked, staged and stored overnight, on a temporary basis.

                                  ARTICLE XI
                            INDEMNITY AND INSURANCE

     11.1 Indemnification. To the fullest extent permitted by Law, Tenant hereby agrees to defend (with attorneys acceptable to Landlord), indemnify, protect and hold harmless Landlord and Landlord's Agents and any successors to all or any portion of Landlord's interest in the Premises and their directors, officers, partners, employees, authorized agents, representatives, affiliates and Mortgagees, from and against any and all damage, loss, claim, liability and expense including, but not limited to, actual attorneys' fees and legal costs, incurred directly or indirectly by reason of any claim, suit or judgment brought by or on behalf of (i) any person or persons for damage, loss or expense due to, but not limited to, bodily injury or property damage sustained by such person or persons which arise out of, are occasioned by, or are in any way attributable to the use or occupancy of the Premises by Tenant or the acts or omissions of the Tenant or Tenant's Agents in or about the Premises or the Project (including but not limited to any Event of Default hereunder), or (ii) Tenant or Tenant's Agents for damage, loss or expense due to, but not limited to, bodily injury or property damage which arise out of, are occasioned by, or are in any way attributable to the use of any of the Common Area, except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's Agents.

     11.2 Property Insurance. Landlord shall obtain and keep in force during the Terms of this Lease a policy or policies of insurance, with deductibles at the sole discretion of Landlord, covering loss of rents and loss or damage to the Premises and the Building, the Tenant improvements and objects owned by Landlord and normally covered under a "Boiler and Machinery" policy (as such term is used in the insurance industry) at least in the amount of the full replacement cost thereof, and in no event less than the total amount required by Mortgagees, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils ("all risk" or "special causes of action," as such terms are used in the insurance industry, including, at Landlord's option, collapse, earthquake and flood) and other perils as required by the Mortgagees or deemed necessary by Landlord. A stipulated value or agreed amount endorsement deleting any co-insurance provision of said policy or policies shall be procured with said insurance. The cost of such insurance policies shall be included in the definition of Project Costs, and shall be paid by Tenant in the manner set forth in Section 7.1. Such insurance policies shall provide for payment of loss thereunder to Landlord or, at Landlord's election, to the Mortgagees. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, then Tenant shall pay for any increase in the property insurance of the Building or such other building or buildings within the Project if such increase is caused by Tenant's acts, omissions, use or occupancy of the Premises. Tenant shall obtain and keep in force during the Term, at its sole cost and expense, (i) an "all risk" or "special causes of action" property policy in the amount of the full replacement cost covering tenant's Personal Property and any Alterations made by or at the request of Tenant, with Landlord insured as its interest may appear.

     11.3 Liability/Miscellaneous Insurance. Tenant shall maintain in full force and effect at all times during the Term (plus such earlier and later periods as Tenant may be in occupancy of the Premises), at its sole cost and expense, for the protection of Tenant, Landlord and Landlord's Agents and Mortgagees, policies of insurance issued by a carrier or carriers acceptable to Landlord and the Mortgagees which afford the following coverages: (i) statutory workers' compensation, (ii) employer's liability with minimum limits of Five Hundred Thousand Dollars ($500,000), (iii) commercial general liability insurance including, but not limited to, blanket contractual liability (including the indemnity set forth in Section 11.1), fire and water legal liability, broad form property damage, personal injury, independent contractors, and, if alcoholic beverages are served, manufactured, distributed or sold in the Premises, comprehensive liquor liability, and owned, non-owned and hired vehicles, of not less than the limits set forth in Item 17 of the Basic Lease Provisions (or current limit carried, whichever is greater), naming Landlord, the Mortgagees, and the Additional insureds named in Item 16 of the Basic Lease Provisions as additional insureds, and including a cross-liability or severability of interests endorsement, and
(iv) such other insurance in such terms and amounts as may be required by Landlord or the Mortgagees from time to time. Landlord or Landlord's Agents on behalf of Landlord may, at Landlord's election, obtain liability insurance in such amounts and on such terms as Landlord shall determine, and the cost thereof shall be included in Project Costs and paid by Tenant in the manner described in
Section 7.1.

     11.4 Hazardous Materials. In the event Landlord consents to Tenant's use, generation or storage of Hazardous Materials on, under or about the Premises pursuant to Section 6.2, Landlord shall have the continuing right to require Tenant, at Tenant's sole cost and expense, to purchase insurance specified and approved by Landlord, with coverage of no less than Two Million Dollars ($2,000,000), insuring (i) any Hazardous Materials shall be removed from the Premises, (ii) the Premises shall be restored to a clean, neat, attractive, healthy, safe and sanitary condition, and (iii) any liability of Tenant, Landlord and Landlord's Agents arising from such Hazardous Materials; provided, however, that such insurance is available and can be obtained at commercially reasonable rates.

     11.5 Deductibles; Blanket Coverage. Any policy of insurance required pursuant to this Lease containing a deductible exceeding Five Thousand Dollars ($5,000) per occurrence must be approved in writing by Landlord prior to the issuance of such policy. Tenant shall be solely responsible for the payment of any deductible. Any insurance required of Tenant pursuant to this Lease may be provided by means of a so-called "blanket policy", so long as (i) the Premises are specifically covered (by rider, endorsement or otherwise), (ii) the limits of the policy are applicable on a "per location" basis to the Premises and provide for restoration of the aggregate limits, and (iii) the policy otherwise complies with the provisions of this Lease. Tenant may obtain the coverage limits specified herein by an umbrella policy, if desired.

     11.6 Increased Coverage. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or the Mortgagees may reasonably require.

     11.7 Sufficiency of Coverage. Neither Landlord nor any of Landlord's Agents makes any representation that the types of insurance and limits specified to be carried by Tenant under this Lease are adequate to protect Tenant. If Tenant believes that any such insurance coverage is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate. Nothing contained herein shall limit Tenant's liability under this Lease, and Tenant's liability under any provision of this Lease, including without limitation under any indemnity provisions, shall not be limited to the amount of any insurance obtained.

     11.8 Insurance Requirements. Tenant's insurance shall be carried with companies that have a general policyholder's rating of not less than "A" and that are determined by Landlord, as financially sound on a current basis, (ii) shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days prior written notice to Landlord, and (iii) shall be primary, and any insurance carried by Landlord or Landlord's Agents shall be noncontributing. Tenant's policy or policies, or duly executed certificates for them in the form and content of acceptable to the Property Manager, shall be deposited with Landlord prior to the Commencement Date, and prior to renewal of such policies. If Tenant fails to procure and maintain the insurance required to be procured by tenant under this Lease, Landlord may, but shall not be required to, order such insurance at Tenant's expense. All sums reasonably disbursed, deposited or incurred by Landlord in connection therewith, including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereto at the Applicable Rate from the date of such demand until paid by Tenant.

     11.10 Landlord's Disclaimer. Notwithstanding any other provisions of this Lease, and to the fullest extent permitted by law, Landlord and Landlord's Agents shall not be liable for any loss or damage to persons or property resulting from theft, vandalism, fire, explosion, failing materials, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Premises, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by or due to the negligence or willful misconduct of Landlord or Landlord's Agent, Landlord or Landlord's Agents shall not be liable for interference with light or air, or for any latent defect in the Premises except as otherwise expressly provided in this Lease. Tenant shall give prompt Notice to Landlord in case of a casualty, accident or repair needed to the Premises.

     11.11 Waiver of Subrogation. Landlord and Tenant each hereby waives all rights of recovery against the other and the other's agents on account of loss and damage occasioned to such waiving party to the extent only that such loss or damage is insured against under any insurance policies required by this Article XI (and to the extent such insurance is inadequate to cover such loss, this waiver shall not apply to amounts of loss above such coverage). Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carriers that the foregoing waiver of subrogation is contained this Lease.

                                  ARTICLE XII
                             DAMAGE OR DESTRUCTION

     12.1 Landlord's Obligation to Rebuild. If the Premises ar damaged or destroyed by fire or other casualty (a "Casualty"), Tenant shall promptly give notice thereof to Landlord, and Landlord shall thereafter repair the Premises as set forth in Sections 12.4 and 12.6 unless Landlord has the right to terminate this Lease as provided in Section 12.2 and Landlord elects to so terminate or Tenant has the right to terminate this Lease as provided in Section 12.3 and Tenant elects to so terminate.

     12.2 Landlord's Right to Terminate. Landlord shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) insurance proceeds (together with any additional amounts Tenant elects, at its option, to contribute) are not available to Landlord to pay one hundred percent (100%) of the cost to fully repair the Premises, excluding the deductible (for which Tenant shall pay Tenant's Share of such deductible); (ii) Landlord's Architect determines that the Premises cannot, with reasonable diligence, be fully repaired by Landlord (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials, earthquake faults, radiation, chemical waste and other similar dangers) within one hundred eighty (180) days after the date of such Casualty; (iii) the Premises are destroyed or damaged during the last twelve (12) months of the Term; (but not later than six months prior to the expiration of the Term). If Landlord elects to terminate this Lease following a Casualty pursuant to this
Section 12.2, Landlord shall give Tenant Notice of its election to terminate within thirty (30) days after Landlord has knowledge of such Casualty, and this Lease shall terminate fifteen (15) days after the date of such Notice. See Rider 12.2.

     12.3 Tenant's Right to Terminate. Subject to the later terms hereof, Tenant shall have the right to terminate this Lease following the destruction of the Premises (or damage to the Premises so extensive as to reasonably prevent Tenant'' substantial use and enjoyment of the Premises) if any of the following occurs: (i) the Premises cannot, with reasonable diligence, be or is not fully repaired by Landlord within one hundred eighty (180) days after the date of the damage or destruction, as determined by Landlord's Architect; (ii) the Premises cannot safely be repaired because of the presence of hazardous factors, including Hazardous Materials, earthquake faults, radiation, chemical waste and other similar dangers; or (iii) the damage or destruction occurs during the last twelve (12) months of the Term and cannot, with reasonable diligence, be fully repaired by Landlord within ninety (90) days after the date of the destruction or damage (but not later than six months prior to the expiration of the Term) as determined by Landlord's Architect. Notwithstanding the foregoing, Tenant shall not have the right to terminate under this Section 12.3 if (an Event of Default has occurred and is continuing at the time of such damage or destruction or at the time of exercising the right to terminate, or (b) the damage or destruction was caused, in whole or in part, by the willful act or omission of Tenant or Tenant's Agents. If Tenant elects to terminate this Lease pursuant to this
Section 2.3, Tenant shall give Landlord Notice of its election to terminate within thirty (30) days after the date of such damage or destruction or ten (10) days after receipt of the estimated construction period from Landlord's Architect under clause (iii) if applicable, and this Lease shall terminate thirty (30) days after the date of such Notice.

     12.4 Effect of Termination. If this Lease is terminated following a Casualty pursuant to Section 12.2 or Section 12.3, Landlord shall, subject to the rights of the Mortgagees, be entitled to receive and retain all the insurance proceeds resulting from or attributable to such Casualty, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property. If neither party exercises any such right to terminate this Lease, this Lease will continue in full force and effect, and Landlord shall, promptly following the tenth (10th) day after the date of such Casualty and receipt of the amounts set forth in clause (i) of Section 12.2, commence the process of obtaining necessary permits and approvals for the repair of the Premises, and shall commence such repair and prosecute the same diligently to completion as soon thereafter as is practicable. Tenant shall fully cooperate with Landlord in removing Tenant's Personal Property and any debris from the Premises to facilitate the making of such repairs.

     12.5 Limited Obligation to Repair. Landlord's obligation, should it elect to or be obligated to repair the Premises following a Casualty, shall be limited to the basic Building and Tenant Improvements and Tenant shall, at its expense, replace or fully repair all Tenant's Personal Property and at Tenant's option, any Alterations installed by Tenant existing at the time of such Casualty. If the Premises are to be repaired in accordance with the foregoing, Tenant shall make available to Landlord any portion of insurance proceeds it receives which are allocable to the Tenant Improvements.

     12.6 Abatement of Monthly Rent. During any period when Landlord or Landlord's Architect reasonably determines that there is substantial interference with Tenant's use of the Premises by reason of a Casualty, Monthly Rent and Additional Rent shall be temporarily abated in proportion to the degree of such substantial interference. Such abatement shall commence upon the date of such Casualty and shall end upon the Substantial Completion of the repair of the Premises which Landlord undertakes or is obligated to undertake hereunder. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, Tenant's Personal Property or other damage or any inconvenience occasioned by a Casualty or by the repair or restoration of the Premises thereafter, including, but not limited to, any consequential damages, opportunity costs or lost profits incurred or suffered by Tenant. Tenant hereby waives the provisions of Section 1932(2) and Section 1933(4) of the California Civil Code, and the provisions of any similar or successor statutes.

     12.7 Landlord's Determination. The determination in good faith by Landlord's Architect of or relating to the estimated cost of repair of any damage, replacement cost, the time period required for repair or the interference with or suitability of the Premises for Tenant's use or occupancy shall be conclusive for purposes of this Article XII and Article XIII.

     RIDER 12.2  LANDLORD'S RIGHT TO TERMINATE:

          Notwithstanding the terms of Tenant's option to extend the Term, pursuant to Lease Rider No. One, if a Casualty occurs during the initial Term of this Lease during the period in which Tenant is entitled to exercise such option, Tenant shall have the right (but not the obligation) to exercise such option by giving Landlord written notice of exercise within thirty (30) days after Tenant receives the estimate of Landlord's Architect of the period needed to restore the Premises and, in that event, Landlord may not terminate the Lease under clause (iii) above.

                                 ARTICLE XIII
                                 CONDEMNATION

     13.1 Total Taking--Termination. If title to the Premises, the Common Areas or so much thereof is taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises or Common Areas will not result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date possession of the Premises or part thereof is so taken.

     13.2 Partial Taking. If any part of the Premises, or the parking and access rights granted hereby not being sufficient for Tenant's use, or Common Area, is taken for any public or quasi-public use under any statute or by right of eminent domain and the remaining part is reasonably suitable for Tenant's continued occupancy for the uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises or Common Area is taken and the Monthly Rent and Additional Rent shall be reduce in the same proportion that the floor area of the portion of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises, as reasonably determined by Landlord or Landlord's Architect. Landlord shall, at its own cost and expense, make all necessary repairs or alternations to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises including Tenant Improvements under this Lease. If severance damages from the condemning authority are not available to Landlord in sufficient amounts to permit such restoration, landlord may terminate this Lease upon Notice to Tenant. Monthly Rent and Additional Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which there is substantial interference with Tenant's use of the Premises, as reasonably determined by Landlord or Landlord's Architect. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure and any present or future law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or Premises.

     13.3 No Apportionment of Award. No award for any partial or total taking shall be apportioned, it being agreed and understood that Landlord shall be entitled to the entire award for any partial or entire taking. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business or its moving costs, or for the loss of its goodwill.

     13.4 Temporary Taking. No temporary taking of the Premises (which for purposes hereof shall mean a taking of all or any part of the Premises for one hundred eighty (180) days or less) shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this
Section 13.4.

     13.5 Sale Under Threat of Condemnation. A sale made in good faith to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed at taking under the power of eminent domain for all purposes of this Article XIII.

                                  ARTICLE XIV
                           ASSIGNMENT AND SUBLETTING

     14.1 Prohibition. Tenant shall not directly or indirectly, voluntarily or by operation of law, assign (which term shall include any transfer, assignment, pledge, mortgage or hypothecation) this Lease, or any right or interest hereunder, or sublet the Premises or any part thereof, or allow any other person or entity to occupy or use all or any part of the Premises without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. No assignment, encumbrance, subletting, or other transfer in violation of the terms of this Article XIV, whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership, in bankruptcy, or otherwise shall be valid or effective and, at the option of Landlord, shall constitute an Event of Default under this Lease. To the extent not prohibited by provisions of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"). Tenant on
                                    -- ----
behalf of itself, creditors, administrators and assigns waives the applicability of Sections 541(c) and 365(e) of the Bankruptcy Code unless the proposed assignee of the trustee for the estate of the bankrupt meets Landlord's standards for consent as set forth below. Landlord has entered into this Lease with Tenant in order to obtain for the benefit of the Project the unique attraction of Tenant's name and business; the foregoing prohibition on assignment or subletting is expressly agreed to by Tenant in consideration of such fact. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or the estate of Tenant within the meaning of the

Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. See Rider 14.1.

     14.2 Landlord's Consent. In the event Landlord consents to any assignment or subletting, such consent shall not constitute a waiver of any of the restrictions of this Article XIV and the same shall apply to each successive assignment or subletting hereunder, if any. In no event shall Landlord's consent to an assignment or subletting affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), or relieve Tenant of any of its obligations hereunder without an express written release being given by Landlord. In the event that Landlord shall consent to an assignment under this Article XIV, such assignment shall not be effective until the assignee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions contained in this Lease shall, notwithstanding such assignment, continue to be binding upon it with respect to all future assignments. Such assignment or sublease agreement shall be duly executed and a fully executed copy thereof shall be delivered to Landlord, and Landlord may collect Monthly Rent and Additional Rent due hereunder directly from the assignee or following the occurrence of an Event of Default hereunder, from the sublessee. Collection of Monthly Rent and Additional Rent directly from an assignee or the sublessee shall not constitute a consent or a waiver of the necessity of consent to such assignment or subletting, nor shall such collection constitute a recognition of such assignee or sublessee as the Tenant hereunder or a release of Tenant from the performance of all of its obligations hereunder.

     14.3 Information. Regardless of whether Landlord's consent is required under this Article XIV, Tenant shall notify Landlord in writing of Tenant's intent to assign this Lease or any right or interest hereunder, or to sublease the Premises or any part thereof, and of the name of the proposed assignee or sublessee, the nature of the proposed assignee's or sublessee's business to be conducted on the Premise, the terms and provisions of the proposed assignment or sublease, a copy of the proposed assignment or sublease form, and such other information as Landlord may reasonably request concerning the proposed assignee or sublessee, including but not limited to, net worth, income statements and other financial statements for a two-year period preceding Tenant's request for consent, evidence of insurance complying with the requirements of Article XI, a completed Environmental Questionnaire from the proposed assignee or sublessee, and the fee described in Section 14.7.

     14.4 Standard for Consent. Landlord shall, within fifteen (15) days of receipt of such Notice and all information requested by Landlord concerning the proposed assignee or sublessee, elect to take one of the following actions:

          (a)   consent to such proposed assignment or sublease;

          (b) refuse to consent to such proposed assignment or sublease, which refusal shall be on reasonable grounds specified in written Notice of Landlord's refusal; or

          (c) if Tenant proposes to sublease all or part of the Premises for the entire remaining Term, Landlord may, at its option exercised by fifteen (15) days Notice to Tenant, elect to recapture such portion of the Premises as Tenant proposes to sublease and unless Tenant provides Notice to Landlord in writing of its election to withdraw its sublease proposal within fifteen (15) days of Landlord's Notice to recapture as of the (30th) day after Landlord so notifies Tenant of its election to recapture, this Lease shall terminate as to the portion of the Premises recaptured and the Monthly Rent payable under this Lease shall be reduced in the same proportion that the floor area of that portion of the Premises so recaptured bears to the floor area of the Premises prior to such recapture.

     Tenant agrees, by way of example and without limitation, that it shall not be unreasonable for Landlord to withhold its consent to a proposed assignment or subletting if any of the following situations exist or may exist:

              (i) Landlord determines that the proposed assignee's or sublessee's use of the Premises conflicts with Article V or Article VI, presents an unacceptable risk, as determined by Landlord, under Article VI (and Landlord may require such assignee or sublessee to complete the Environmental Questionnaire in the manner described in Section 6.5 prior to making such determination), or conflicts with any other provision under this Lease;

              (ii) Landlord determines that the proposed assignee or sublessee is not as financially responsible as Tenant as of the date of Tenant's request for consent or as of the effective date of such assignment or subletting;

              (iv) Landlord determines that the proposed assignment or subletting would breach a covenant, condition or restriction in some other lease, financing agreement or other agreement relating to the Project, the Building, the Premises or this Lease;

              (v) Landlord determines that the proposed assignee or sublessee
(A) has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if such contamination resulted from the proposed enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material; or

              (vi) An Event of Default has occurred and is continuing at the time of Tenant's request for Landlord's consent, or as of the effective date of such assignment or subletting.

     14.5 Bonus Value. Tenant agrees that fifty percent (50%) of any amounts paid by the assignee or sublessee, however described, in excess of (i) the Monthly Rent payable by Tenant hereunder (or, in the case of sublease of a portion of the Premises, in excess of the Monthly Rent reasonably allocable to such portion), plus (ii) Tenant's direct out-of-pocket costs which Tenant certifies to Landlord have been paid to provide occupancy or marketing related improvements, repairs, or services to effect such assignment or sublease of a nature commonly provided by landlords of similar space, shall be the property of Landlord and such amounts shall be payable directly to Landlord by the assignee or sublessee. At Landlord's request, a written agreement shall be entered into by and among Tenant, Landlord and the proposed assignee or sublessee confirming the requirements of this Section 14.5.

     14.6 Certain Transfers. The sole of all or substantially all of Tenant's assets (other than bulk sales in the ordinary course of business), or, if Tenant is a corporation, an unincorporated association, or a partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty percent (50%) (except for publicly traded shares of stock constituting a transfer of fifty percent (50%) or more in the aggregate, so long as no change in the controlling interest of Tenant occurs as a result thereof) shall be deemed an assignment within the meaning and provisions of this Article XIV.

     14.7 Landlord's Fee and Expenses. If Tenant requests Landlord's consent to an assignment or subletting by Tenant under this Lease, Tenant shall pay and all of Landlord's reasonable out-of-pocket expenses, including, but not limited to, attorneys' fees (not to exceed $1,500 per Tenant's request) reasonably incurred related to such assignment or subletting by Tenant, whether or not the assignment or subletting is approved.

     14.8 Transfer of the Premises by Landlord. Upon any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment, and Tenant agrees to attorn to any entity purchasing or otherwise acquiring the Premises; provided Landlord's transferee assumes and agrees, in writing, to be bound by all of Landlord's obligations under this Lease including, without limitation, those pertaining to refund of the security deposit.

     RIDER 14.1 PERMITTED LEASE TRANSFERS:

          (a) Notwithstanding the provisions of Article XIV to the contrary, Landlord's consent shall not be required for, and the provisions of Sections 14.4, 14.5, 14.6 and 14.7 shall not apply to, the following events:

              (i) any assignment of this Lease or sublease of all or a portion of the Premises to any entity which is controlled by, under common control with, or controls Tenant ("control" being defined as the ownership of equity interests constituting fifty percent (50%) or more of the total voting power of all outstanding equity interests of the entity over which control is asserted) (an assignment to Target Therapeutics shall not require Landlord's consent);

              (ii) any assignment of this Lease pursuant to a merger, consolidation or reorganization of Tenant in which Tenant is the surviving entity; or

              (iii) any assignment of this Lease to a company that purchases all or substantially all of the assets of Tenant as a going concern; provided that, with respect to assignments under this clause (iii), the following requirements are met:

                     (A) The assignee has a net worth equal to or greater than that of Tenant at the date of execution of this Lease;

                     (B) Tenant shall have given Landlord not less than fifteen
(15) days prior written notice of the assignment, which includes documentation evidencing satisfaction of the foregoing requirement;

                     (C) No Event of Default shall have occurred and be continuing at the time of the assignment; and

                     (D) The assignee assumes, in writing, and agrees to be bound by all of the conditions, obligations and agreements of Tenant contained in this Lease. Tenant shall provide a copy of such agreement to Landlord within thirty (30) days after such assignment;

               (iv) any sale of Tenant's capital stock in any transaction which is registered pursuant to the Securities Act of 1933, as amended, and the regulations thereunder, or which is issued for fair value in any transaction which is exempt from such registration requirements;

               (v) if Tenant's capital stock is publicly traded, any sale or transfer of Tenant's capital stock on any public securities exchange;

               (vi) any transfer of Tenant's capital stock by Tenant's shareholders to or among Tenant's shareholders or members of their immediate families or any such shareholder's testamentary, or inter-vivos trust or upon the death of any such shareholder; or

               (vii) any transfer of Tenant's capital stock by corporate or partnership shareholders thereof to the equity holders of such corporate or partnership shareholders.

                                  ARTICLE XV
                             DEFAULTS AND REMEDIES

     15.1 Tenant's Default. At the option of Landlord, a default under this Lease by Tenant shall exist if any of the following events shall occur (each is called an "Event of Default"):

          (a) Tenant fails to pay the Rent payable hereunder, as and when due, for a period of three (3) days after Notice by Landlord; provided, however, the Notice given hereunder shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedures
                             -- ----
so long as such notice conforms to the requirement of such Section 1161, et seq.
                                                                         -- ----
          (b) Tenant suffers to be made any transfer, assignment or subletting, except as provided in Article XIV hereof;

          (c) Any of Tenant's rights under this Lease are sold or otherwise transferred by or under court order or legal process or otherwise or if any of the actions described in Section 15.2 are taken by or against Tenant or any Guarantor;

          (d) The Premises are used for any purpose other than as permitted pursuant to Article V. See Rider 15.1(d);

          (e)  Tenant abandons the Premises

          (f) Any representation or warranty given by Tenant under or in connection with this Lease proves to be materially false or misleading;

          (g) Tenant fails to timely comply with the provisions of Article VI ("Hazardous Materials") See Rider 15.1(g), Article XIV ("Assignment and Subletting"), Article XVI ("Subordination; Estoppel Certificate; Financials"),
Section 21.5 ("Modifications for Mortgagees") or Section 21.19 ("Authority"); or

          (h) Tenant fails to observe, keep, perform or cure within fifteen (15) days after Notice by Landlord any of the other terms, covenants, agreements or conditions contained in this Lease or those set forth in any other agreements or rules or regulations which Tenant is obligated to observe or perform. In the event such default reasonably could not b cured or corrected within such fifteen day period, but is reasonably susceptible to cure or correction, then Tenant shall not be in default hereunder if Tenant commences the cure or correction of such default within such fifteen-day period and diligently prosecutes the same to completion after commencing such cure or correction. The Notice required by this subparagraph 15.1(h) shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of
                                                                    ------
the California Code of Civil Procedure; provided such notice conforms to the requirements of such Section 1161, et seq.
                                   ------

       Notices given under this Section 15.1 shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such Notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the Notice.

     15.2 Bankruptcy or Insolvency. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency or reorganization proceeding. In the event:

          (a) A court makes or enters any decree or order adjudging Tenant to be insolvent, or approving as properly filed by or against Tenant a petition seeking reorganization or other arrangement of Tenant under any provisions of the Bankruptcy Code or any applicable state law, or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days.

          (b) Tenant makes or suffers any transfer which constitutes a fraudulent or otherwise avoidable transfer under any provisions of the Bankruptcy Code or any applicable state law;

          (c) Tenant assigns its assets for the benefit of its creditors; or

          (d) The material part of the property of Tenant or any property essential to Tenant's business or of Tenant's interest in this Lease is sequestered, attached or executed upon, and Tenant fails to secure a return or release of such property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;
then this Lease shall, at Landlord's election, immediately terminate and be of no further force or effect whatsoever, without the necessity for any further action by Landlord, except that Tenant shall not be relieved of obligations which have accrued prior to the date of such termination. Upon such termination, the provisions herein relating to the expiration or earlier termination of this Lease shall control and Tenant shall immediately surrender the Premises in the condition required by the provisions of this Lease. Additionally, Landlord shall be entitled to all relief, including recovery of damages from Tenant, which may from time to time be permitted, or recoverable, under the Bankruptcy Code or any other applicable state laws.

     15.3 Landlord's Remedies. Upon the occurrence of an Event of Default, then, in addition to and without waiving any other rights and remedies available to Landlord at law or in equity or otherwise provided in this Lease, Landlord may, at its option, cumulatively or in the alternative, exercise the following remedies:

          (a) Landlord may terminate Tenant's right to possession of the Premises, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. No act by Landlord other than giving Notice to Tenant of Landlord's election to terminate Tenant's right to possession shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Termination shall terminate Tenant's right to possession of the Premises but shall not relieve Tenant of any obligation under this Lease which has accrued prior to the date of such termination. Upon such termination, Landlord shall have the right to re-enter the Premises, and remove all persons and property, and Landlord shall also be entitled to recover from
Tenant:
              (i) The worth at the time of award of the unpaid Monthly Rent and Additional Rent which had been earned at the time of termination;

              (ii) The worth at the time of award of the amount by which the unpaid Monthly Rent and Additional Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

              (iii) The worth at the time of award of the amount by which the unpaid Monthly Rent and Additional Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

              (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant's default, including, but not limited to, the cost of recovering possession of the Premises, commissions and other expenses of reletting, including necessary repair, demolition and renovation of the Premises to the condition existing immediately prior to Tenant's occupancy, the unamortized portion of any Tenant improvements and brokerage commissions funded by Landlord in connection with this Lease, the cost of rectifying any damage to the Premises occasioned by the act or omission of Tenant, reasonable attorneys' fees, and any other reasonable costs; and

              (v) At Landlord's election, all other amounts in addition to or in lieu of the foregoing as may be permitted by law.

     As used in subsections (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the maximum legal rate permitted by law. As used in subsection (iii) above, the "worth at the time of award" shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          (b) Landlord may elect not to terminate Tenant's right to possession of the Premises, in which event this Lease will continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord may continue to enforce all of its rights and remedies under this Lease, including remedy provided by this subparagraph 15.3(b), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease. In addition, in the event Tenant has entered into a sublease which is valid under the terms of this Lease, Landlord may also, at its option, cause Tenant to assign to Landlord the interest of Tenant under said sublease, including, but not limited to, Tenant's right to payment of Rent as it becomes due. To the extent permitted by law, Landlord may elect to enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord reasonably incurs in reletting the Premises, including, but not limited to, broker's commissions, expenses of cleaning and remodeling the Premises required by the reletting, attorneys' fees and like costs. Reletting can be for a period shorter or longer than the remaining Term of this Lease and for the entire Premises or any portion thereof. Tenant shall pay to Landlord the Monthly Rent and Additional Rent due under this Lease on the dates the Monthly Rent and such Additional Rent are due, less the Rent Landlord actually collects from any reletting. Except as provided in the preceding sentence, if Landlord relets the Premises or any portion thereof, such reletting shall not relieve Tenant of any obligation hereunder. Notwithstanding the above, no act by Landlord allowed by this subparagraph 15.3(b) shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

     15.4 No Surrender. Tenant waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law in the event Tenant is evicted or Landlord takes possession of the Premises by reason of an Event of Default. No act or thing done by Landlord or Landlord's Agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by landlord. No employee of Landlord or of Landlord's Agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any employee shall not operate as a termination of this Lease or a surrender of the Premises.

     15.5 Interest on Late Payments. Any Rent due under this Lease that is not paid to Landlord within three (3) days of the date when due shall commence to bear interest at the Applicable Rate until fully paid. Neither the accrual nor the payment of interest shall cure any default by Tenant under this Lease.

     15.6 Attorneys' and Other Fees. All sums reasonably incurred by Landlord in connection with an Event of Default or holding over of possession by Tenant after the expiration or termination of this Lease, including, but not limited to, all costs, expenses and actual accountants', appraisers', attorneys' and other professional fees, and any collection agency or other collections charges, shall be due and payable by Tenant to Landlord on demand, and shall bear interest at the Applicable Rate from the date of such demand until paid by Tenant. In addition, in the even that any action shall be instituted by either of the parties hereto for the enforcement of any of its rights in and under this Lease, the party in whose favor judgment shall be rendered shall be entitled to recover from the other party all expenses reasonably incurred by the prevailing party in such action, including actual costs and reasonable attorneys' fees.

     15.7 Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within a reasonable time, not to exceed thirty (30) days after receipt of Notice by Tenant to Landlord (and the Mortgagees who have provided Tenant with notice) specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. See Rider 15.7.

     15.8 Limitation of Landlord's Liability. The obligations of the Landlord do not constitute the personal obligations of the individual partners, trustees, directors, officers or shareholders of Landlord or its constituent partners. If Landlord shall fail to perform any covenant, term, or condition of this Lease upon Landlord's part to be performed, Tenant shall be required to deliver to Landlord Notice of the same. If, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Project and out of rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Project, and no action for any deficiency may be sought or obtained by Tenant, provided, however, that the total of all liens and encumbrances against the Project shall not exceed 70% of its appraised value.

     15.9 Mortgagee Protection. Upon any default on the part of Landlord, Tenant will give notice by registered or certified mail to any Mortgagee who has provided Tenant with notice of its interest together with an address for receiving notice, and shall offer such Mortgagee a reasonable opportunity to cure the default. Tenant agrees that each of the Mortgagees to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Monthly Rent more than one (1) month in advance without the prior written consent of such Mortgagee. Tenant waives any right under California Civil Code Section 1950.5 or any other present or future law to the collection of any deposit from such Mortgagee or any purchaser at a foreclosure sale of such Mortgagee's interest unless such Mortgagee or such purchaser shall have actually received and not refunded the deposit. In such case, Landlord shall remain fully liable for the refund of all deposits. Tenant agrees to make all payments under this Lease to the Mortgagee upon receiving a direction, in writing, to pay said amounts to such Mortgagee. Tenant shall comply with such written direction to pay without determining whether an even of default exists under such Mortgagee's load to Landlord.

     15.10 Landlord's Right to Perform. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may (but shall not be obligated to), at Tenant's expense, and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums paid by Landlord and all penalties, interest and costs, including, but not limited to, collection costs and attorneys' fees reasonably incurred in connection therewith, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

     15.11 Limitation of Actions Against Landlord. Any claim, demand or right of any kind by Tenant which is based upon or arises in connection with this Lease shall be barred unless Tenant commences an action thereon within one (1) year after the date Tenant discovers the act, omission, event or default upon which the claim, demand or right arises.

     15.12 Waiver of Jury Trial. To the full extent permitted by law, Tenant hereby waives the right to trial by jury in any action, proceeding or counterclaim brought by Tenant on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.

     RIDER 15.1  TENANT'S DEFAULT.

          (d) ; provided, however, if a use other than the permitted use is undertaken by Tenant in a good faith belief that such use is in fact a permitted use, and if such unauthorized use is terminated within fifteen (15) days Notice from Landlord, such use shall not constitute an Event of Default hereunder.

          (g) (with respect to Tenant's failure to comply with the disclosure and/or reporting requirements of Article VI, no Event of Default shall occur until after Notice from Landlord with respect to such matters)

     RIDER 15.7  LANDLORD'S DEFAULT.

          In the event Landlord, after Notice, has failed to perform an obligation required of it, and the nature of such failure is such that, if such obligation is not immediately performed imminent personal injury or property damage will ensue, Tenant shall have the right to perform such obligation on Landlord's behalf and to invoice Landlord for the reasonable costs incurred by Tenant in performing such obligation.

                                  ARTICLE XVI
                SUBORDINATION; ESTOPPEL CERTIFICATE; FINANCIALS

     16.1 Subordination, Attornment and Non-Disturbance. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any Mortgagee or any ground lessor with respect to the land of which the Premises are a part, this Lease shall be subject and subordinate at all times to (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, and (ii) the lien of any Mortgage which may now exist or hereafter be executed in any amount for which the Project, the Building, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Landlord or any such Mortgagee or ground lessor shall have the right, at its election, to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. No subordination shall permit material interference with Tenant's rights or increase its obligations or liability hereunder, and any ground lessor or Mortgagee shall recognize Tenant and its permitted successors and assigns as the tenant of the Premises and shall not disturb Tenant's right to quiet possession of the Premises during the Term so long as no Event of Default has occurred and is continuing under this Lease. If Landlord's interest in the Premises is acquired by any ground lessor or Mortgagee, or in the event proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any Mortgage made by Landlord covering the Premises or any part thereof, or in the event a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor in interest to Landlord, attorn to and become the Tenant of the successor in interest to Landlord and recognize such successor in interest as the Landlord under this Lease provided such successor in interest assumes and agrees to be bound by, in writing, all of Landlord's obligations under this Lease. Although this Section 16.1 is self-executing, Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, or any Mortgagee or ground lessor, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such Mortgage, or evidencing the attornment of Tenant to any successor in interest to Landlord as herein provided. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute an Event of Default hereunder. Landlord represents that no Mortgage currently encumbers the Premises.

     16.2 Estoppel Certificate. Tenant shall within ten (10) days following written request by Landlord, execute and deliver to landlord any documents, including estoppel certificates, in a form required by Landlord (i) certifying that this Lease is unmodified and in full force and effect or, if modified, attaching a copy of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord or stating the nature of any uncured defaults, (iii) evidencing the status of this Lease as may be required by a Mortgagee or a purchaser of the Premises, (iv) certifying the current Monthly Rent amount and the amount and form of Security deposit on deposit with Landlord, and (v) certifying to such other information regarding the status of the Lease as Landlord, Landlord's Agents, Mortgagees and prospective purchasers may reasonably request, including, but not limited to, any requested information regarding Hazardous Materials. Tenant's failure to deliver an estoppel certificate within ten (10) days after delivery of Landlord's written request therefor shall constitute an Event of Default hereunder. See Rider 16.2.

     RIDER 16.2  ESTOPPEL CERTIFICATE.

          Landlord shall, within twenty (20) days following written request by Tenant, execute and deliver to Tenant Estoppel Certificates similar to the Estoppel Certificates referenced above.

                                 ARTICLE XVII
                              SIGNS AND GRAPHICS

     Landlord shall designate the location on the Premises, for one (1) or more exterior identification signs for Tenant. Tenant shall have no right to maintain identification signs in any other location in, on or about the Premises and shall not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, color and other physical aspects of permitted signs shall be subject to Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, any Restrictions and any applicable municipal or other governmental permits and approvals. All such signs and graphics shall conform to the Sign Criteria set forth by the Property Manager. The cost of all signs and graphics, including the installation, maintenance and removal thereof, shall be at Tenant's sole cost and expense. If Tenant fails to maintain its signs, or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal (including, but not limited to, repainting the affected area, if required by Landlord), Landlord may do so at Tenant's expense. All sums reasonably disbursed, deposited or incurred by Landlord in connection with such removal, including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord on demand by landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

                                 ARTICLE XVIII
                                QUIET ENJOYMENT

     Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

                                  ARTICLE XIX
                            SURRENDER; HOLDING OVER

     19.1 Surrender of the Premises. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear, casualty damage and acts of God excepted, with all interior walls in good repair, all carpets shampooed and cleaned, the HVAC equipment, plumbing, electrical and other mechanical installations in good operating order and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations which Landlord requires Tenant to remove pursuant to Section 8.1 and all Tenant's Personal Property, and shall repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such Alterations and Tenant's Personal Property which Tenant is authorized and obligated to remove pursuant to the above, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall pay to Landlord, upon demand, the costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with attorneys' fees and interest on said amounts at the Applicable Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant hereby agrees to indemnify Landlord and Landlord's Agents against all loss or liability resulting from any delay by Tenant in so surrendering the Premises, including, but not limited to, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and actual attorneys' fees and costs.

     19.2 Holding Over. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term with the prior written consent of Landlord, such possession shall constitute a month-to-month tenancy only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term without the prior written consent of Landlord, such possession shall constitute a tenancy at sufferance. In either of such events, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, and any other sums due hereunder shall be payable in the amounts and at the times specified in this Lease. Any such tenancy shall be subject to every other term, condition, and covenant contained in this Lease.

                                  ARTICLE XX
                      CONSTRUCTION OF TENANT IMPROVEMENTS

     The obligations of Landlord and Tenant, if any, with respect to the Tenant Improvements, are set forth in the Work Letter attached as Exhibit C. It is
                                                           ---------
acknowledged and agreed that all Tenant Improvements under this Lease are and shall be the property of Landlord from and after their installation.

                                  ARTICLE XXI
                   MISCELLANEOUS AND INTERPRETIVE PROVISIONS

     21.1 Broker. Landlord and Tenant each warrant and represent to the other that neither has had any dealings with any real estate broker, agent or finder in connection with the negotiation of this Lease or the introduction of the parties to this transaction, except for the Broker (whose commission shall be paid by Landlord), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a commission or fee in connection with this Lease. In the event of any additional claims for brokers' or finders' fees with respect to this Lease, Tenant shall indemnify, hold harmless, protect and defend Landlord from and against such claims if they shall be based upon any statement or representation or agreement made by Tenant, and Landlord shall indemnify, hold harmless, protect and defend Tenant from and against such claims if they shall be based upon any statement, representation or agreement made by Landlord.

     21.2 Examination of Lease. Submission of this Lease for examination or signature by Tenant does not create a reservation of or option to lease. This Lease shall become effective and binding only upon full execution of this Lease by both Landlord and Tenant.

     21.3 No Recording. Tenant shall not record this Lease without Landlord's prior written consent, but if either party requests, the other party agrees to execute, have acknowledged and deliver a memorandum of this Lease in recordable form which the requesting party thereafter may file for record.

     21.4 Quitclaim. Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in and to the Premises by reason of this Lease or otherwise.

     21.5 Modifications for Mortgagees. If in connection with obtaining financing for the Premises or any portion thereof, Landlord's Mortgagees shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not adversely affect Tenant's rights hereunder or increase Tenant's obligations hereunder. Tenant's failure to so consent shall constitute an Event of Default under this Lease.

     21.6 Notice. Any Notice required or desired to be given under this Lease shall be in writing and shall be addressed to the address of the party to be served. The addresses of Landlord and Tenant are as set forth in Items 1 and 3, respectively, of the basic Lease Provisions, except that (a) prior to the Commencement Date, the address for Notices to Tenant shall be as set forth opposite Tenant's signature on this Lease and (b) from and after the Commencement Date, notwithstanding the addresses for Tenant set forth in Item 3 of the Basic Lease Provisions, all Notices regarding the operation and maintenance of the Project shall be delivered to Tenant at the Premises. Each such Notice shall be deemed effective and given (i) upon receipt, if personally delivered (which shall include delivery by courier or overnight delivery services), (ii) upon being telephonically confirmed as transmitted, if sent by telegram, telex or telecopy, (iii) two (2) business days after deposit in the United States mail in Santa Clara County or in the county in which the Premises are located, certified and postage prepaid, properly addressed to the party to
be served, or (iv) upon receipt if sent in any other way.   Any party hereto may
from time to time, by Notice to the other in accordance with this Section 21.6, designate a different address than that set forth above for the purposes of Notice.

     21.7 Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

     21.8 Executed Copy. Any fully executed copy of this Lease shall be deemed an original for all purposes.

     21.9 Time. Time is of the essence for the performance of each term, condition and covenant of this Lease.

     21.10 Severability. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforcability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

     21.11 Survival. All covenants and indemnities set forth herein which contemplate the payment of sums, or the performance by Tenant after the Term or following an Event of Default, including specifically, but not limited to, the covenants and indemnities set forth in Section 5.3, Article VI, Article VII,
Section 8.1, Section 9.2, Section 11.1, Section 11.10, Article XV, and Article XIX, and all representations and warranties of Tenant, shall survive the expiration or sooner termination of this Lease. The foregoing sentence shall not be construed as imposing on Tenant any obligation or liability that did not accrue, according to the terms of this Lease, during the Term of this Lease.

     21.12 Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

     21.13 Gender; Singular, Plural. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, the singular includes the plural and the plural includes the singular.

     21.14. Non-Agency. It is not the intention of Landlord or Tenant to create hereby a relationship of master-servant or principal-agent, and under no circumstance shall Tenant herein be considered the agent of Landlord. It being the sole purpose and intent of the parties hereto to create a relationship of landlord and tenant.

     21.15 Successors. The terms, covenants, conditions and agreements contained in this Lease shall, subject to the provisions as to assignment, subletting, and bankruptcy contained herein and any other provisions restricting successors or assigns, apply to and bind the heirs, successors, legal representatives and assigns of the parties hereto.

     21.16 Waiver; Remedies Cumulative. The waiver by either party of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of this Lease be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with all of the provisions of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any provisions, covenant, agreement or condition of this Lease, other than the failure of Tenant to pay the particular Rent payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent payment. Landlord's acceptance of any check, letter or payment shall in no event be deemed an accord and satisfaction, and Landlord shall accept the check, letter or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy available to it. The rights and remedies of either party under this Lease shall be cumulative and in addition to any and all other rights and remedies which either party has or may have.

     21.17 Unavoidable Delay. Except for the monetary obligations of Landlord and Tenant under this Lease, neither party shall be chargeable with, liable for, or responsible to the other for anything or in any amount for any Unavoidable Delay and any Unavoidable Delay shall not be deemed a breach of or default in the performance of this Lease, it being specifically agreed that any time limit provision contained in this Lease (other than the scheduled expiration of the Term) shall be extended for the same period of time lost by Unavoidable Delay.

     21.18 Entire Agreement. This Lease is the entire agreement between the parties, and supersedes any prior agreements, representations, negotiations or correspondence between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

     21.19 Authority. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of the corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. If Tenant is a corporation, Tenant shall, if requested by Landlord, within thirty (30) days after execution of this Lease and prior to entering into possession of the Premises, deliver to Landlord a certified copy of a resolution of the Board of Directors of the corporation or certificate of the Secretary of the corporation, authorizing, ratifying or confirming the execution of this Lease. If Tenant is a partnership, Tenant shall, if requested by Landlord, within thirty (30) days after the execution of this Lease and prior to entering into possession of the Premises, deliver to Landlord a certified copy of its partnership agreement authorizing such execution.

     21.20 Guaranty. As a condition to the execution of this Lease by Landlord, the obligations, covenants and performance of the Tenant as herein provided shall be guaranteed in writing by the Guarantor listed in Item 14 of the Basic Lease Provisions.

     21.21 Exhibits; References. All exhibits, amendments, riders and addenda attached to this Lease are hereby incorporated into and made a part of this Lease. In the event of variation or discrepancy, the duplicate original hereof (including exhibits, amendments, riders and addenda, if any, specified above) held by Landlord shall control. All references in this Lease to Articles, Sections, Exhibits, Riders and clauses are made, respectively, to Articles, Sections, Exhibits, Riders and clauses of this Lease, unless otherwise specified.

     21.22 Basic Lease Provisions. The Basic Lease Provisions at the beginning of this Lease are intended to provide general information only. In the event of any inconsistency between the Basic Lease Provisions and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

     21.23 No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subtenancies.

     21.24 Joint and Several Obligations. If more than one person or entity is Tenant, the obligations imposed on each such person or entity shall be joint and several.

     21.25 No Light or Air Easement. Any diminution or shutting off of light or air by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease, abate Rent or otherwise impose any liability on Landlord. This Lease does not confer any right with regard to the subsurface below the ground level of the Building.

     21.26 Security Measures. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project. Tenant assumes all responsibility for the protection of Tenant, Tenant's Agents and the property of Tenant and of Tenant's Agents from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Project or any part thereof, in which event the cost thereof shall be included within the definition of Project Costs and paid by Tenant in the manner set forth in Section 7.1.

     THIS LEASE is effective as of the date the last signatory necessary to execute this Lease shall have executed this Lease.

                    "LANDLORD"
                    STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM

                    By:  Alex. Brown Kleinwort Benson Realty
                         Advisors Corporation

                    Its: Advisor and Duly Authorized Agent

                    By:  /s/ Richard Cunningham
                         ----------------------------
                         Richard Cunningham

                    Its: Senior Vice President

                    By:  /s/ Joseph R. Shea
                         ------------------------
                         Joseph R. Shea

                    Its: Senior Vice President


ADDRESS FOR NOTICES
PRIOR TO
COMMENCEMENT DATE:
                       "TENANT"

                       CARDIMA, INC.,

4720 Lakeview Blvd.    A California corporation
Fremont, CA  94537
                    By:     /s/ Gabriel B. Vegh
                            -------------------------
                    Name:   Gabriel B. Vegh

                    Title:  President

                    By:
                          ---------------------------

                    Name:
                          ---------------------------

                    Title:
                          ---------------------------

     RIDER 21.27

          21.27(a) $600,000 Letter of Credit.  Upon execution of this Lease,
                   -------------------------
Tenant shall deliver to Landlord a $600,000 letter of credit (the "$600,000 Letter of Credit"). The $600,000 Letter of Credit shall be issued by Silicon Valley Bank, shall have an expiration date no earlier than October 31, 1994, shall name Landlord as beneficiary thereunder and shall be a "clean" letter of credit payable, in whole or in part, upon presentation of Landlord's sight draft. Landlord shall be entitled to draw upon the $600,000 Letter of Credit
(i) upon the occurrence of an Event of Default under the Lease, and/or (ii) if the $600,000 Letter of Credit, or any renewal or replacement thereof, shall not be renewed or replaced (with a substitute satisfactory to Landlord) at least fifteen (15) days prior to the expiration date thereof. Landlord shall be entitled to draw upon the $600,000 Letter of Credit in an amount sufficient to cure any then-current Event of Default and, if Landlord shall have terminated this Lease because of an Event of Default hereunder, or if Landlord shall be entitled to draw upon it because of pending expiration thereof pursuant to clause (ii) of the preceding sentence, Landlord shall be entitled to draw upon the entire amount of the $600,000 Letter of Credit. Landlord shall deliver the original $600,000 Letter of Credit to Tenant upon delivery to Landlord of (A) a certificate executed by the president of Tenant certifying that Tenant has, after the date of execution of this Lease, received, in immediately available funds, additional equity capital in the amount of at least $6,570,000 and (B) a standby letter of credit conforming to the terms set forth in the following subsection.

     (b) Standby Letter of Credit.  The standby letter of credit referred to in
         ------------------------
subsection (a) above (i) shall be issued by a financial institution that is reasonably acceptable to Landlord, (ii) shall name Landlord as the beneficiary thereunder, and (iii) shall be payable upon delivery of Landlord's sight draft. Such letter of credit shall be renewed annually during the initial Term of the Lease and shall provide for payment up to the amounts set forth below, plus the unamortized balance of the "Additional Allowance", if any, funded by Landlord pursuant to Exhibit C to this Lease:


                Period                                       Amount
                -----------------------------------------   --------
                Commencement - 07/30/95                     $200,000
                08/01/95 - 07/31/96                          160,000
                08/01/96 - 07/31/97                          120,000
                08/01/97 - 07/31/98                           80,000
                08/01/98 - Expiration                         40,000

     Landlord shall be entitled to draw upon the standby letter of credit (i) upon the occurrence of an Event of Default under the Lease, and/or (ii) if the standby letter of credit, or any renewal or replacement thereof, shall not be renewed or replaced (with a substitute satisfactory to Landlord) at least fifteen (15) days prior to the expiration date thereof. Landlord shall be entitled to draw upon the standby letter of credit in an amount sufficient to cure any then-current Event of Default and, if Landlord shall have terminated this Lease because of an Event of Default hereunder, or if Landlord shall be entitled to draw upon it because of pending expiration thereof pursuant to clause (ii) of the preceding sentence, Landlord shall be entitled to draw upon the entire amount of the standby letter of credit.

                              LEASE RIDER NO. ONE
                              -------------------
                             OPTION TO EXTEND TERM
                         (FAIR MARKET VALUE ADJUSTMENT)

     THIS LEASE RIDER is attached to and made a part of that certain Standard Form Lease dated April 25, 1994, by and between State of California Public Employees' Retirement System as "Landlord", and Cardima, Inc., a California corporation as "Tenant", for the Premises known as 47266 Benicia Street, Fremont, California.

     The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Lease Rider shall supersede any inconsistent or conflicting provisions of the Lease.

A.   Option to Extend Term.
     ----------------------

     1.   Grant of Option.  Landlord hereby grants to Tenant the option (the
          ----------------
"Option") to extend the Term of the Lease for an additional consecutive term of five (5) years and zero (0) months (the "Extension"), on the same terms and conditions as set forth in the Lease, except the Monthly Rent shall be the amount determined as set forth below. The Option shall be exercised only by written notice delivered to Landlord at least one hundred twenty (120) days before the expiration of the initial Term of the Lease. If Tenant fails to deliver to Landlord written notice of the exercise of the Option within the time period prescribed above, the Option shall lapse and there shall be not further right to extend the Term of the Lease. The Option shall be exercisable by Tenant on the express conditions that (i) at the time of the exercise of the Option, and thereafter at all times prior to the commencement of the Extension, an Event of Default shall not have occurred and be continuing under the Lease. If Tenant properly exercises the Option, "Term", as used herein and in the Lease, shall be deemed to include the Extension, unless specified otherwise herein or in the Lease.

     2.   Personal Option.  The Option is personal to Tenant.  If Tenant
          ----------------
subleases or assigns or otherwise transfers any interest under the Lease prior to the exercise of the Option, other than as permitted in Rider 14.1, the Option shall lapse. If Tenant subleases or assigns or otherwise transfers any interest of Tenant under the Lease after the exercise of the Option but prior to the Commencement of the Extension, the Option shall lapse and the Term of the Lease shall expire as if the option were not exercised.

B.   Calculation of Monthly Rent.
     ----------------------------

     1.   Initial Monthly Rent.  The Monthly Rent during the Extension shall be
          ---------------------
adjusted, as of the commencement of the Extension (the "Rental Adjustment Date") to 95% of the "Fair Market Value" of the Premises, determined in the following manner: Not later than one hundred (100) days prior to the Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the Fair Market Value of the Premises as of the Rental Adjustment Date. If Landlord and Tenant have not agreed upon the Fair Market Value of the Premises at least ninety (90) days prior to the Rental Adjustment Date, the Fair Market Value shall be determined by the following appraisal method:

          (i) If Landlord and Tenant are not able to agree upon the Fair Market Value of the Premises within the time period described above, then Landlord and Tenant shall attempt to agree in good faith upon a single appraiser not later than seventy-five (75) days prior to the Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single appraiser within such time period, then Landlord and Tenant shall each appoint one appraiser not later than sixty-five (65) days prior to the Rental Adjustment Date, and Landlord and Tenant shall each give written notice to the other of such appointment at the time of such appointment. Within ten (10) days thereafter, the two appointed appraisers shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser and to give written notice thereof to the other party within the prescribed time period, the single appraiser appointed shall determine the Fair Market Value of the Premises. If both parties fail to appoint appraisers within the prescribed time periods, then the first appraiser thereafter selected by a party (such selection to be by written notice thereof to such appraiser and the other party) shall determine the Fair Market Value of the Premises. Each party shall bear the cost of its own appraiser and the parties shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Premises are located and shall be members of professional organizations such as MAI or its equivalent.

          (ii) For the purposes of such appraisal, the term "Fair Market Value" shall mean the price that a ready and willing tenant would pay, as of the Rental Adjustment Date, as monthly rent, to a ready and willing Landlord of property comparable to the Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. See Option Rider One (A). If a single appraiser is chosen, then such appraiser shall determine the Fair Market Value of the Premises. Otherwise, the Fair Market Value of the Premises shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. Landlord and Tenant shall instruct the appraiser(s) to complete their determination of the Fair Market Value not later than thirty (30) days prior to the Rental Adjustment Date. If the Fair Market Value is not determined prior to the Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Monthly Rent applicable to the Premises immediately prior to the Rental Adjustment Date until the Fair Market Value is determined. When the Fair Market Value of the Premises is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within ten (10) days after receipt of such notice, the difference between the Monthly Rent actually paid by Tenant to Landlord for the period after the Rental Adjustment Date and the new Monthly Rent determined hereunder effective as of the Rental Adjustment Date.

     RIDER ONE(A)   EXTENSION OPTION, FAIR MARKET VALUE:

     In determining the Fair Market Value of the Premises, the appraiser(s) shall take into account a mix of economic and other relevant factors, including, without limitation (i) the size, age and condition of the premises, excluding the value of any leasehold improvements paid for by Tenant but including those tenant improvements paid for by the "Allowance" (as defined in the Work Letter Agreement), (ii) the services provided by Landlord under the terms of the Lease;
(iii) the duration of the extended term; (iv) the presence or absence of leasing commissions and marketing costs; (v) the allocation of Operating Expenses, other costs and expenses, and maintenance obligations between Landlord and Tenant as provided in the Lease; and (vi) the rental and other monetary payments (including any escalations and rental concessions) then being offered by landlords of comparable properties for new leases.

                              LEASE RIDER NO. TWO
                              -------------------
                             SPECIAL TAX PROVISIONS
                                   (CALPERS)

     THIS LEASE RIDER is attached to and made apart of that certain Standard
Form Lease dated   May 2, 1994  , by and between    State of California Public
                 ---------------                   -----------------------------
Employees' Retirement System  , as "Landlord", and     Cardima, Inc., a
----------------------------                           ----------------
California corporation  , as "Tenant", for the Premises known as   47266
----------------------                                           ----------
Benicia Street, Fremont    , California.
-----------------------

     The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Lease Rider shall supersede any inconsistent or conflicting provisions of the Lease.

TO BE ADDED TO THE END OF THE DEFINITION OF "REAL PROPERTY TAXES":

     Tenant acknowledges that Landlord is an agency of the State of California and as such is exempt from the payment of ad valorem Real Property Taxes under
Section 3A of Article 13 of the California Constitution. Tenant acknowledges that, despite such exemption, a Real Property Tax may be imposed upon the value of the possessory interest in the Premises held by Tenant pursuant to California Revenue and Taxation Code Section 107, et seq., as the same may be revised,
                                       -- ---
amended or replaced from time to time (the "possessory interest tax"), and that the value of the possessory interest may be determined as of the Commencement Date of the Lease or as of such later date as may be determined by the applicable taxing entity. The term "Real Property Taxes" as defined herein shall include the possessory interest tax. Tenant shall pay the possessory interest tax to Landlord as part of its payment of Real Property Taxes under the terms and provisions of Article VII of the Lease. The full cash value, as defined in Sections 110 and 110.1 of the Revenue and Taxation Code, of the possessory interest, upon which property taxes will be based, shall equal the greater of (A) the full cash value of the possessory interest, or (B) if Tenant has leased less than all of the Project, the Tenant's allocable share of the full cash value of the Project that would have been enrolled if the Project had been subject to property tax upon acquisition by Landlord. Tenant's allocable share shall be the Tenant's leaseable square feet divided by the total leasable square feet of the Project.

                                   EXHIBIT A
                                   ---------
                            DESCRIPTION OF PREMISES

     This Exhibit is attached to and made a part of that certain Standard Form Lease dated April 25, 1994, by and between State of California Public Employees' Retirement System as "Landlord", and Cardima, Inc., a California corporation as "Tenant", for the Premises known as 47266 Benicia Street, Fremont, California.



     First level floor plan graphic.

                                   EXHIBIT B
                                   ---------
                                  PROJECT SITE
                                  ------------

     This Exhibit is attached to and made a part of that certain Standard Form Lease dated April 25, 1994, by and between State of California Public Employees' Retirement System as "Landlord", and Cardima, Inc., a California corporation as "Tenant", for the Premises known as 47266 Benicia Street, Fremont, California.



     Map of Project Site graphic.

                                   EXHIBIT C
                                   ---------
                                  WORK LETTER
                         (TENANT IMPROVEMENT ALLOWANCE)
                          (PENDING PRELIMINARY PLANS)

     This Exhibit is attached to and made a part of that certain Standard Form Lease dated April 25, 1994, by and between State of California Public Employees' Retirement System as "Landlord", and Cardima, Inc., a California corporation as "Tenant", for the Premises known as 47266 Benicia Street, Fremont, California.

1.   APPLICATION OF EXHIBIT

     Capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Work Letter shall apply to the planning and completion of leasehold improvements requested by Tenant (the "Tenant Improvements") for the fitting out of the initial Premises, as more fully set forth herein.

2.   LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS

     (a) Preliminary Plans. Within five (5) business days following full execution of this Lease by both Landlord and Tenant, Landlord's Architect shall prepare preliminary space plans, and a preliminary general budget, for the Tenant Improvements (the "Preliminary Plans") which shall include, without limitation, sketches and/or drawings showing the locations of doors, partitioning, electrical fixtures, outlets and switches, plumbing fixtures, floor loads and other requirements, and a list of all specialized installations and improvements and upgrade specifications determined by Tenant as required for its use of the Premises. Tenant agrees to and shall promptly and fully cooperate with Landlord's Architect and shall supply all information Landlord's Architect deems necessary for the preparation of the Preliminary Plans. Tenant acknowledges that the Preliminary Plans shall be prepared by Landlord's Architect after consultation and cooperation between Tenant and Landlord's Architect regarding the proposed Tenant Improvements and Tenant's requirements. Landlord and Landlord's Architect shall be entitled, in all respects, to rely upon all information supplied by Tenant regarding the Tenant Improvements. The costs associated with preparation of the Preliminary Plans shall be borne by Tenant and paid as set forth in Sections 5 and 6 of the Work Letter.

     (b) Working Drawings. Within fourteen (14) business days following full execution of this Lease by both Landlord and Tenant, Landlord's Architect shall prepare working drawings together with a preliminary line item budget (the "Working Drawings") for the Tenant Improvements based upon the approved Preliminary Plans. The Working Drawings shall include architectural, mechanical and electrical construction drawings for the Tenant Improvements based on the Preliminary Plans. Notwithstanding the Preliminary Plans, in all cases the Working Drawings (i) shall be subject to Landlord's final approval, which approval shall not be unreasonably withheld, (ii) shall not be in conflict with building codes for the City or County or with insurance requirements for a fire resistive Class A building, and (iii) shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction. The costs associated with preparation of the Working Drawings shall be borne by Tenant and paid as set forth in Sections 5 and 6 of this Work Letter.

     (c) Approval of Working Drawings. Landlord or Landlord's Architect shall submit the Working Drawings to Tenant for Tenant's review, and Tenant shall notify Landlord and Landlord's Architect within five (5) business days after delivery thereof of any requested revisions. Within five (5) days after receipt of Tenant's notice, Landlord's Architect shall make all approved revisions to the Working Drawings and submit two (2) copies thereof to Tenant for its final review and approval, which approval shall be given within three (3) business days thereafter. Concurrently with the above review and approval process, Landlord may submit all plans and specifications to necessary permits and licenses to construct the Tenant Improvements as shown on the Working Drawings. Any changes which are required by City or other governmental agencies shall be immediately submitted to Landlord for Landlord's review and reasonable approval, and Landlord shall promptly notify Tenant of such changes. See Rider 2(c) to Work Letter.

     (d) Schedule of Critical Dates. Set forth below is a schedule of certain critical dates relating to Landlord's and Tenant's respective obligations for the design and construction of the Tenant Improvements. Such dates and the respective obligations of Landlord and Tenant are more fully described elsewhere in this Work Letter. The purpose of the following schedule is to provide a reference for Landlord and Tenant and to make certain the Final Approval Date occurs as set forth herein. Following the Final Approval Date, Tenant shall be deemed to have released Landlord to commence construction of the Tenant Improvements as set forth in Section 4 below .


Reference                               Date Due                        Responsible Party
---------                               --------                        ----------------
 A.  "Preliminary Plan Completion"      Five (5) business days after    Tenant and Landlord
                                        full execution of the Lease

 B.  "Working Drawings Completion"      Fourteen (14) business days     Landlord
                                        after full execution of
                                        the Lease

 C.  "Working Drawings Review"          Five (5) business days after    Tenant
                                        Landlord submits the Working
                                        Drawings to Tenant

 D.  "Working Drawings Revision"        Five (5) days after Tenant      Landlord
                                        returns the Working Drawings
                                        to Landlord

 E.  "Final Approval Date"              Three (3) business days after   Tenant
                                        Landlord submits the revised
                                        Working Drawings to Tenant


RIDER 2(c) TO WORK LETTER:

          If Tenant timely disapproves the budget that is included within the Working Drawings, Tenant shall be required to direct Landlord and Landlord's Architect to amend the Working Drawings in a manner satisfactory to Tenant and Landlord so as to reduce the estimated costs to an amount acceptable to Tenant, and Tenant shall be liable for any delay in completing the Tenant Improvements resulting from such amendment. If Tenant is unwilling or unable to amend the Working Drawings in a manner acceptable to Landlord, then Tenant shall be deemed to have approved the estimate for the Working Drawings as prepared.

3.   BUILDING PERMIT

     After the Final Approval Date has occurred, Landlord shall, if Landlord has not already done so, submit the Working Drawings to the appropriate governmental body or bodies for final plan checking and a building permit. Landlord, with Tenant's cooperation, shall cause to be made any change in the Working Drawings necessary to obtain the building permit; provided, however, after the Final Approval Date, no changes shall be made to the Working Drawings without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from such changes.

4.   CONSTRUCTION OF TENANT IMPROVEMENTS

     After the Final Approval Date has occurred and a building permit for the work has been issued, Landlord shall, through a guaranteed maximum cost or fixed price (at Landlord's sole option) construction contract ("Construction Contract") with a reputable, licensed contractor selected by Landlord ("Contractor"), cause the construction of the Tenant Improvements to be carried out in substantial conformance with the Working Drawings in a good and workmanlike manner using first-class materials. The costs associated with the construction of the Tenant Improvements shall be paid as set forth in Sections 5 and 6 of this Work Letter. Landlord shall see that the construction complies with all applicable building, fire, health, and sanitary codes and regulations, the satisfaction of which shall be evidenced by a certificate of occupancy for the Premises.

5.   TENANT IMPROVEMENT ALLOWANCE

     Landlord shall provide Tenant with a Tenant Improvement Allowance in the amount of Four Hundred Fifty Thousand and no/100 Dollars ($450,000.00) towards the cost of the design, purchase and construction of the Tenant Improvements, including without limitation design, engineering and consulting fees (collectively, the "Tenant Improvement Costs"). Landlord shall also provide Tenant with an additional Tenant Improvement Allowance in the amount of Two Hundred Twenty-Four Thousand and no/100 Dollars ($224,000.00). Any portion of the "Additional Allowance" that Tenant elects to use shall be fully amortized over the initial term of the Lease at a rate of 10%. By example only: If the Tenant used $44,810 ($1.00 p.s.f.), his monthly pay back in addition to rent and CAMS would be $952.08($.0212 p.s.f. per month). The Tenant Improvement Allowance shall be used for payment of the following Tenant Improvements Costs:

     (i) Preparation by Landlord's Architect of the Preliminary Plans and the Working Drawings as provided in Section 2 of this Work Letter, including without limitation all fees charged by City (including without limitation fees for building permits and plan checks) in connection with the Tenant Improvements work in the Premises;

     (ii) Construction work for completion of the Tenant Improvements as reflected in the Construction Contract; and

     (iii) All contractors' charges, general conditions, performance bond premiums and construction fees.

6. COSTS IN EXCESS OF TENANT IMPROVEMENT ALLOWANCE AND ADDITIONAL TENANT IMPROVEMENT ALLOWANCE AT TENANT'S EXPENSE

     (a) Cost Approval. Tenant shall pay the excess of the Tenant Improvement Costs over the amount of the Tenant Improvement Allowance and Additional
Allowance available to defray such costs.   Concurrent with the plan checking
referred to in Section 3 of this Work Letter, Landlord shall prepare and submit to Tenant a written line-item estimate of the amount of the remaining Tenant Improvement Costs and the cost of the Tenant Improvement Allowance still available to defray such costs (after preparation of the Preliminary Plans and Working Drawings). Tenant shall approve or disapprove any such estimate by written notice to Landlord within three (3) business days after receipt thereof. If Tenant fails to notify Landlord of its disapproval within such three (3) business day period, Tenant shall be deemed to have approved such estimate. If such estimate exceeds the Tenant Improvement Allowance and Additional Allowance, then still available and Tenant approves such estimate, Tenant's notice of approval shall include payment to Landlord for the full amount of such excess. If Tenant disapproves such estimate within the three (3) business day period, Tenant shall be required to direct Landlord and Landlord's Architect to amend the Working Drawings in a manner satisfactory to Landlord so as to reduce the estimated costs to an amount acceptable to Tenant, and any excess estimated costs remaining after such amendment shall be paid by Tenant in the manner described in the preceding sentence. Tenant shall additionally pay any costs resulting from such amendment and Tenant shall be liable for the delay in completing the Tenant Improvements and the increased costs, if any, resulting from such delay. If Tenant is unwilling or unable to amend the Working Drawings in a manner acceptable to Landlord, then Tenant shall be deemed to have approved the estimate for the Working Drawings a prepared, and shall pay in full the amount of any excess estimated costs together with any costs arising from delay as a result of Tenant's actions hereunder, in the manner hereinabove provided. See Rider One to work letter.

     (b) Final Costs. Within sixty (60) days after completion by Landlord of the Tenant Improvements, Landlord shall determine the actual final Tenant Improvements Costs and shall submit a written statement of such amount to Tenant. If any estimate previously paid by Tenant exceeds the amount due hereunder from Tenant for such work, such excess shall be refunded to Tenant.
If any amount is still due from Tenant for such work, then Tenant shall pay such amount in full within ten (10) days of receipt of Landlord's statement. See Rider One to work letter.

7.   CHANGE ORDERS

     Tenant may from time to time request and obtain change orders during the course of construction provided that: (i) each such request shall be reasonable, shall be in writing and signed by or on behalf of Tenant, and shall not result in any structural change in the Building, as reasonably determined by Landlord, (ii) all additional charges and costs, including without limitation architectural and engineering costs, construction and material costs, and processing costs of any governmental entity shall be the sole and exclusive obligation of Tenant, and (iii) any resulting delay in the completion of the Tenant Improvements shall be deemed a Tenant Delay and in no event shall extend the Commencement Date of the Lease. Upon Tenant's request for a change order, Landlord shall as soon as reasonably possible submit to Tenant a written estimate of the increased or decreased cost and anticipated delay, if any, attributable to such requested change. Within three (3) days of the date such estimated cost adjustment and delay are delivered to Tenant, Tenant shall advise Landlord whether it wished to proceed with the change order, and if Tenant elects to proceed with the change order, Tenant shall remit, concurrently with Tenant's notice to proceed, the amount of the increased cost, if any, attributable to such change order to the extent the Tenant Improvement Allowance and Additional Allowance are fully applied. Unless Tenant includes in its initial change order request that the work in process at the time such request is made be halted pending approval and execution of a change order, Landlord shall not be obligated to stop construction of the Tenant Improvements, whether or not the change order relates to the work then in process or about to be started. Tenant shall have no liability for any change order not specifically approved by Tenant in writing.

8.   TENANT DELAYS

     In no event shall the Commencement Date of the Lease be extended or delayed due or attributable to delays due to the fault of Tenant ("Tenant Delays"). Tenant Delays shall include delays caused by or resulting from any one or more of the following:

     (a) Tenant's failure to timely review and reasonably approve the Working Drawings or to promptly cooperate with Landlord's Architect and furnish information to Landlord for the preparation of the Preliminary Plans and Working Drawings;

     (b) Tenant's request for or use of special materials, finishes or installations which are not readily available, provided that Landlord shall notify Tenant in writing that the particular material, finish, or installation is not readily available promptly upon Landlord's discovery of same;

     (c) Change orders requested by Tenant to the extent of the delay period specified in an approved changed order or the actual delay period, if shorter provided that Landlord shall have notified Tenant in writing of such interference within a reasonably period thereafter;

     (d) Interference by Tenant or by Tenant's Agents with Landlord's construction activities;

     (e) Tenant's failure to approve any other item or perform any other obligation in accordance with and by the dates specified herein or in the Construction Contract;

     (f) Tenant's requested changes in the Preliminary Plans, Working Drawings or any other plans and specifications after the approval thereof by Tenant or submission thereof by Tenant to Landlord;

     (g) Tenant's failure to approve written estimates of costs within the time period specified in this Work Letter; and

     (h) Tenant's obtaining or failure to obtain any necessary governmental approvals or permits for Tenant's intended use of the Premises.

If the Commencement Date of the Lease is delayed by any Tenant Delays, then the Commencement Date of the Lease and the payment of Rent shall be accelerated by the number of days of such delay. Landlord shall give Tenant written notice within a reasonable time of any circumstance that Landlord believes constitutes a Tenant Delay. The Period of any Tenant Delay shall be determined after taking into account the period of time that the construction work is accelerated by Tenant's acts or performance.

9.   TRADE FIXTURES AND EQUIPMENT

     Tenant acknowledges and agrees that Tenant is solely responsible for obtaining, delivering and installing in the Premises all necessary and desired furniture, trade fixtures, equipment and other similar items, and that Landlord shall have no responsibility whatsoever with regard thereto. Tenant further acknowledges and agrees that neither the Commencement Date of the Lease nor the payment of Rent shall be delayed for any period of time whatsoever due to any delay in the furnishing of the Premises with such items.

10.  FAILURE OF TENANT TO COMPLY

     Any failure of Tenant to comply with any of the provisions contained in this Work Letter within ten (10) days after written notice from Landlord given after expiration of the times for compliance herein set forth shall be deemed a default under the Lease. In addition to the remedies provided to Landlord in this Work Letter upon the occurrence of such a default by Tenant, Landlord shall have all remedies available at law or equity to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those set forth in the Lease.

     RIDER ONE TO WORK LETTER:

     (a) Section 6(a) is amended by adding at the end thereof the following language:

          "Tenant shall not be obligated to reimburse Landlord for any amount in excess of the approved budget based on the working drawings, except with Tenant's prior written consent."

     (b) Section 6(b) is amended by adding at the end thereof the following language:

          "The Tenant Improvement Costs shall not include any costs incurred to correct errors or defects in the design or construction of the Improvements not caused by Tenant. Tenant shall have the right, during the course of construction, to review the Tenant Improvement Costs."

     (c) Landlord, at its sole expense (and not as part of Tenant Improvement Allowance, Additional Allowance or Project Costs) shall (1) make all repairs, maintenance and replacements required to put the Premises (without regard to the Tenant Improvements), building and all building systems in good operating condition and repair, and (2) make all repairs, replacements and alterations necessary to bring the Premises and Building into compliance with all applicable laws and restrictions.

                                   EXHIBIT D
                                   ---------
                         COMMENCEMENT DATE MEMORANDUM

DATE:  April 25, 1994

RE: Standard Form Lease dated April 25, 1994, by and between State of California Public Employees' Retirement System as "Landlord", and Cardima, Inc. as "Tenant", for the Premises known as 47266 Benicia Street, Fremont, California.

                                   Agreement
                                   ---------

The undersigned hereby agree as follows:

1. The Tenant Improvements (as defined in the Lease) to the Premises have been substantially completed in accordance with the terms and conditions of the Lease, subject only to "punch list" items agreed to by Landlord and Tenant pursuant to the terms of the Lease.

2. The Commencement Date, as defined in and determined in accordance with the Lease, is hereby stipulated for all purposes to be______________________.

3. In accordance with the Lease, Monthly Rent (as defined in the Lease) in the amount of_______ ($_______________), subject to adjustment in accordance with the terms of the Lease, commences to accrue on_____ and is due and payable in advance on the first day of each and every month during the Term (as defined in the Lease). Unless and until notified by Landlord to the contrary, Tenant shall make its Rent checks payable to O'Donnell Property Services, Inc. as agent for CALPERS, P.O. Box 100053, Pasadena, CA 91189-0053.


                  "Landlord"
                  STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, an agency of the State of California

                  By:  O'Donnell Property Services, Inc.,
                       a California corporation,
                       Property Manager for the State of
                       California Public Employees' Retirement
                       System
                  By:  _______________________________________
                       Donald S. Grant
                       Chief Executive Officer

                  "Tenant"

                  CARDIMA, INC.
                  a California corporation


                  By:  ________________________________________

                       Its:____________________________________


                  By:  ________________________________________

                       Its:____________________________________

                                   EXHIBIT E
                                   ---------
                          ADJUSTMENTS TO MONTHLY RENT

                              (FIXED ADJUSTMENT)

     This Exhibit is attached to and made a part of that certain standard Form Lease dated April 25, 1994, by and between State of California Public Employees' Retirement System as "Landlord", and Cardima, Inc., a California corporation as "Tenant", for the Premises known as 47266 Benicia Street, Fremont, California.

     The capitalized terms used and not otherwise defined in this Exhibit shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of the Lease.

     The Monthly Rent shall be adjusted, as of the commencement of the dates set forth below, in accordance with the following schedule:

                   Months During Term  Monthly Rent
                   ------------------  ------------
                           1-18         $17,027.80

                          19-60         $30,022.70

                                   EXHIBIT G
                                   ---------
                             RULES AND REGULATIONS

                                 (INDUSTRIAL)

     This Exhibit is attached to and made a part of that certain Standard Form Lease dated April 25, 1994, by and between State of California Public Employees' Retirement System as "Landlord", and Cardima, Inc., a California corporation as "Tenant", for the Premises known as 47266 Benicia Street, Fremont, California.

     This Exhibit sets forth the rules and regulations governing Tenant's use of the Common Area and the Premises leased to Tenant pursuant to the terms, covenants and conditions of the Lease to which this Exhibit is attached and therein made part thereof. Unless otherwise defined, capitalized terms used herein shall have the same meanings as set forth in the Lease. In the event of any conflict or inconsistency between this Exhibit and the Lease, the Lease shall control.

     1. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises.

     2. The walls, walkways, sidewalks, entrance passages, courts and vestibules shall not be obstructed or used for any purpose other than ingress and egress of pedestrian travel to and from the Premises, and shall not be used for loitering or gathering, or to display, store or place any merchandise, equipment or devices, or for any other purpose. The walkways, entrance passageways, courts, vestibules and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant or employee or invitee of any tenant shall be permitted upon the roof of the Building.

     3. No awnings or other projection shall be attached to the outside walls of the Building. No security bars or gates, curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of Landlord.

     4. Tenant shall not in any way deface any part of the Premises or the Building. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord in writing. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.

     5. The toilet room, urinals, wash bowls and other plumbing apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant.

     6. Landlord shall direct electricians as to the manner and location of any future telephone wiring. No boring or cutting for wires will be allowed without the prior consent of Landlord. The locations of the telephones, call boxes and other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord.

     7. No exterior storage shall be allowed at any time without the prior written approval of Landlord. The Premises shall not be used for cooking or washing clothes without the prior written consent of Landlord, or for lodging or sleeping or for any immoral or illegal purposes.

     8. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, machinery, or otherwise. Tenant shall not use, keep or permit to be used, or kept, any foul or obnoxious gas or substance in the Premises or permit or suffer the Premises to be used or occupied in any manner offensive or objectionable to Landlord or other occupants of this or neighboring buildings or premises by reason of any odors, fumes or gases.

     9. Neither Tenant nor any of Tenant's Agents shall at any time bring or keep upon the Premises any toxic, hazardous, inflammable, combustible or explosive fluid, chemical or substance without the prior written consent of Landlord.

     10.  No animals shall be permitted at any time within the Premises.

     11. Tenant shall not use the name of the Building or the Project in connection with or in promoting or advertising the business of Tenant, except as Tenant's address, without the prior written consent of Landlord. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Project or its desirability for its intended uses, and upon written notice from Landlord Tenant shall refrain from or discontinue such advertising.

     12. Canvassing, soliciting, peddling, parading, picketing, demonstrating or otherwise engaging in any conduct that unreasonably impairs the value or use of the Premises or the Project are prohibited and Tenant shall cooperate to prevent the same.

     13. No equipment of any type shall be placed on the Premises which in Landlord's opinion exceeds the load limits of the floor or otherwise threatens the soundness of the structure or improvements of the Building.

     14. Landlord will not be responsible for loss or damage to any furniture, equipment, or other personal property of Tenant from any cause.

     15. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the prior written consent of Landlord.

     16. No aerial antenna shall be erected on the roof or exterior walls of the Premises, or on the grounds, without in each instance the prior written consent of Landlord. Any aerial or antenna so installed by or on behalf of Tenant without such written consent shall be subject to removal by Landlord at any time without prior notice at the expense of Tenant, and Tenant shall upon Landlord's demand pay a removal fee to Landlord of not less than $200.00.

     17. The entire Premises, including vestibules, entrances, doors, fixtures, windows and plate glass, shall at all times be maintained in a safe, neat and clean condition by Tenant. All trash, refuse and waste materials shall be regularly removed from the Premises by Tenant and placed in the containers at the locations designated by Landlord for refuse collection. All cardboard boxes must be "broken down" prior to being placed in the trash containers. All styrofoam chips must be bagged or otherwise contained prior to placement in the trash containers, so as not to constitute a nuisance. Pallets may not be disposed of in the trash containers or enclosures. The burning of trash, refuse or waste materials is prohibited.

     18. Tenant shall use at Tenant's cost such pest extermination contractor as Landlord may direct and at such intervals as Landlord may require.

     19. All keys for the Premises shall be provided to Tenant by Landlord and Tenant shall return to Landlord any of such keys so provided upon the termination of the Lease. Tenant shall not change locks or install other locks on doors of the Premises, without the prior written consent of Landlord. In the event of loss of any keys furnished by Landlord for Tenant, Tenant shall pay to Landlord the costs thereof.

     20. No person shall enter or remain within the Project white intoxicated or under the influence of liquor or drugs. Landlord shall have the right to exclude or expel from the Project any person who, in the absolute discretion of Landlord, is under the influence of liquor or drugs.

    Tenant agrees to comply with all such Rules and Regulations. Should Tenant not abide by these Rules and Regulations, Landlord or any "Operator," "Association" or "Declarant" under any Restrictions may serve a three (3) day notice to correct the deficiencies. If Tenant has not corrected the deficiencies by the end of the notice period, Tenant will be in default of the Lease, and Landlord and/or its designee shall have the right, without further notice, to cure the violation at Tenant's expense.

    Landlord reserves the right to amend or supplement the foregoing Rules and Regulations and to adopt and promulgate additional rules and regulations applicable to the Project. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Tenant. The terms of the Lease shall govern and control over any conflict between the terms of the Lease and the Rules and Regulations wherever adopted.

    Neither Landlord nor Landlord's Agents or any other person or entity shall be responsible to Tenant or to any other person for the ignorance or violation of these Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition precedent, waivable only by Landlord, to Tenant's occupancy of the Premises.

                                  EXHIBIT H
                                  ---------

                                                                 DRAFT 4/10/91

            ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT

     The purpose of this questionnaire is to obtain information regarding the environmental impact your company or business may have on 47266 Benicia Street, Fremont, California property, neighboring properties or the atmosphere based upon your use, storage, treatment, generation, handling, transportation or disposal of hazardous materials or hazardous waste including, but not limited to, regulated substances, chemicals, diesel fuel, gasoline, and other petroleum products. Prospective tenant should answer the questions in light of their proposed operations on the premises. Existing tenants should answer the questions as they relate to on-going operations on the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this questionnaire.

     If any answers to this questionnaire require further investigation, please complete the investigation before answering the question. Your answers should be complete and include any information which you believe pertinent to the questions asked.

     Your cooperation in this matter is appreciated. Any questions should be directed to, and when completed, the forms should be mailed to:

     O'Donnell Property Services, Inc.
     1737 North First Street, Suite 580
     San Jose, CA  95112
     Attn:  Mark Schmidt
     Phone:  (408) 453-9444

1.   GENERAL INFORMATION

     1.1 Name of responding company or business (this entity will be referred to as "you" or "your"):

          Check the Applicable Status:

          Prospective Tenant  [X]    Existing Tenant  [_]

     1.2  Mailing Address        47201 Lakeview Blvd.
                          _____________________________________________________

                                 Fremont, CA
          _____________________________________________________________________

          Contact Person and Title:  Bob Balderrama, Facilities Mgr.
                                    __________________________________________
          Telephone Number:  (510) 440-7666
                            __________________________________________________

          Address of Leased Premises (the "premises")
                                                     _________________________

          _____________________________________________________________________

          Length of Lease Term: _______________________________________________

     1.3 Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted. Existing tenant should describe any proposed changes to on-going operations.

          Warehouse storage for finished products, catheters, guidewires
          _____________________________________________________________________

          _____________________________________________________________________

     1.4  Will a company or business other than you occupy the premises?

          Yes  [_]    No  [_]

          If your answer is yes, complete a separate questionnaire for each additional occupant.

     1.5 Provide the name, title and address of the person who is responsible for ensuring you are in compliance with environmental laws and regulations pertaining to the use, storage, treatment, generation, handling, transportation or disposal of hazardous materials or hazardous wastes.

          Bob Balderrama, Facilities Mgr.
          _____________________________________________________________________

     1.6 Provide the name, title and address of the person completing this questionnaire.

          Bob Balderrama
          _____________________________________________________________________

          If, the person who completes this questionnaire is not the same person identified in Section 1.5, did the person identified in Section 1.5 assist in completing this questionnaire?

          Yes  [_]    No  [_]

          If your answer is no, explain why.   N/A
                                            ___________________________________

          _____________________________________________________________________

     1.7  How many employees will be employed at the premises.

           5
          _____________________________________________________________________

2.   STORAGE OF HAZARDOUS MATERIALS

     2.1 Will any hazardous materials be treated, used, stored or present on-site?

          Yes  [_]    No  [X]

     2.2 If you answered yes to Section 2.1, provide the following information for each hazardous material. Also, provide a copy of the MSDSs for each hazardous material.

     Name or Description:   N/A
                          ____________________________________________________

     Nature of Material: ______________________________________________________

     Maximum Volume stored at one time: _______________________________________

     Total amount used per year: ______________________________________________

     Location of Storage: _____________________________________________________

     Maximum time stored: _____________________________________________________

     Describe the manner in which each hazardous material is used on the premises:
     __________________________________________________________________________

     __________________________________________________________________________

     2.3 If you answered yes to Section 2.1, describe the containers and storage areas. Your description should provide the following information:

     Number of Storage Areas:  N/A
                             _________________________________________________

     Type of Containers: ______________________________________________________

     Capacity of Containers: __________________________________________________

     Number of Containers: ____________________________________________________

     Secondary Containment:   Yes  [_]     No  [_]

          Type/Composition: ___________________________________________________

          Maximum Volume: _____________________________________________________

     Location of Storage Areas: _______________________________________________

     2.4 If you answered yes to Section 2.1, provide a map showing where each hazardous material, container and storage area is located on the premises. N/A

3.   STORAGE TANKS & SUMPS

     3.1 Is any above or below ground storage of hazardous materials in tanks proposed or currently conducted on the premises?

          Yes  [_]      No  [X]

          If yes, describe the hazardous materials to be stored, the type, size and construction of each tank, and describe the secondary containment. Identify the location of each tank.

     3.2 Do you have all federal, state or local (including local fire department) permits required to operate each above or below ground tank? N/A

          Yes  [_]    No  [_]

          If yes, please attach copies of the permits. If no, please explain why not.
          _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

     3.3  Do you have or intend to have any sumps on the premises?

          Yes  [_]    No  [X]

          If yes, how many sumps are there, or do you intend to have, on the premises?

          Provide the following information for each sump: (i) its intended use, (ii) the hazardous material it contains, (iii) whether or not it is used for storage, (iv) its type, size and construction, and (v) its location.

     3.4 Have any of the tanks or sumps been monitored, inspected or tested for leakage? N/A

          Yes  [_]    No  [_]

          If so, attach the results.

     3.5  Have any spills or leaks occurred from such tanks or sumps?  N/A

          Yes  [_]    No  [_]

          If so, describe (e.g., date, location, hazardous material and quantity released).

          _____________________________________________________________________

          _____________________________________________________________________

     3.6  Were any regulatory agencies notified of the spill or leak?  N/A

          Yes  [_]    No  [_]

          If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

     3.7 Have any underground or above ground storage tanks or sumps been taken out of service or removed? N/A

          Yes  [_]    No  [_]

          If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.   SPILLS AND RELEASES

     4.1 During the past five years, have any spills or releases occurred on the premises? N/A

          Yes  [_]    No  [_]

          If so, please describe each spill or release (e.g., date, location, hazardous material and quantity) and attach the results of any testing conducted to determine the extent of such spills or release.

     4.2  Were any agencies notified in connection with such spills or releases?

          N/A

          Yes  [_]    No  [_]

          If so, attach copies of any spill or release reports or other correspondence with regulatory agencies.

     4.3 Were any clean-up actions undertaken in connection with the spills or releases? N/A

          Yes  [_]    No  [_]

          If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final air, soil or groundwater sampling done upon completion of the clean-up work.

5.   HAZARDOUS WASTE MANAGEMENT

     5.1  Have you been issued an EPA Hazardous Waste Generator I.D. Number?

          N/A

          Yes  [_]    No  [_]

          If yes, provide the number: _________________________________________

     5.2  Have you filed a biennial report as a hazardous waste generator?  N/A

          Yes  [_]    No  [_]

          If so, attach a copy of the most recent report filed.

     5.3 For each hazardous waste generated or to be generated provide (i) its hazard class and waste code, (ii) describe the process generating the waste, and (iii) state the quantity generated on a monthly basis.

     5.4 Describe the method(s) of disposal for each hazardous waste. Indicate where and how often disposal will take place and provide the name and telephone number of your hazardous waste recycling and/or disposal company and the name and telephone number of your hazardous waste transporter.

           N/A
          _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

     5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

           N/A
          _____________________________________________________________________

     5.6 Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises: N/A

          Yes  [_]    No  [_]

          If yes, please describe any existing or proposed treatment methods.

          _____________________________________________________________________

          _____________________________________________________________________

          _____________________________________________________________________

          Provide the name, telephone number and agency (local, state or federal) which supervises your waste management operation in this state or region:

          _____________________________________________________________________

          _____________________________________________________________________

     5.7 Attach copies of any hazardous waste permits or licenses issued to you with respect to the operations on the premises. N/A

          If no permit is required to conduct the activities on the premises, so indicate.
          _____________________________________________________________________

          _____________________________________________________________________

     5.8  Are you in the process of obtaining a hazardous waste permit?  N/A

          Yes  [_]    No  [_]

          If yes, provide the information requested in Section 5.3

6.   WASTEWATER TREATMENT/DISCHARGE

     6.1  Do you discharge wastewater to:  N/A

          ___ storm drain?     ___ other?  Describe. __________________________

                                           ____________________________________

          ___ surface water?   ___ no industrial discharge

          ___ sewer?

     6.2  Is your wastewater treated before discharge?  N/A

          Yes  [_]    No  [_]

          If yes, describe the type of treatment conducted. If no, explain why treatment is not required.

          _____________________________________________________________________

     6.3 Attach copies of any wastewater discharge permits issued to you with respect to the operations on the premises.

     6.4 Provide the name, telephone number and agency (local, state or federal) which supervises your wastewater discharge practices:

          _____________________________________________________________________

          _____________________________________________________________________

7.   AIR EMISSIONS

     7.1  Do you have any air pollution control systems or stacks?

          Yes  [_]    No  [_]

          Please describe (e.g., type of system, purpose, height of stacks, venting, quantity of emissions):

           N/A
          _____________________________________________________________________

          _____________________________________________________________________

     7.2 Do you operate any of the following types of equipment or type of process, or any other equipment or process requiring an air emissions permit from an air pollution control district or agency? N/A

          ___ Spray booth       ___ Generator

          ___ Dip tank          ___ Storage Tank

          ___ Drying oven       ___ Degreaser

          ___ Incinerator       ___ No Equipment or Process Requires
                                    an Air Permit

                                ___ Other (Please Describe):

                                ______________________________________________

          Are you required to prepare any air emission inventory reports and/or risk assessments for any equipment or process? N/A

          Yes  [_]    No  [_]

          If yes, attach a copy of the report or assessment:

          _____________________________________________________________________

          _____________________________________________________________________

     7.3  Are air emissions from your operations monitored?  N/A

          Yes  [_]    No  [_]

          If so, indicate the frequency of monitoring and a description of the monitoring results.

          _____________________________________________________________________

     7.4 Attach copies of any air emissions permits pertaining to your operations on the premises. N/A

     7.5 Provide the name, telephone number, and agency (local, state or federal) which issues your air pollution permits. N/A

8. CALIFORNIA HAZARDOUS MATERIALS DISCLOSURES [Note: For California property only.]

     8.1 Do you handle any hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet?

           N/A

          Yes  [_]    No  [_]

     8.2 If you answered yes to Section 8.1, have you prepared a hazardous materials management plan ("business plan") and submitted it to the appropriate agency as required by the California Health and Safety Code? N/A

          Yes  [_]    No  [_]

          If so, attach a copy of the business plan.

     8.3 Are any of the chemicals used in your operations regulated under Proposition 65? N/A

          Yes  [_]    No  [_]

          If so, describe the actions taken, or proposed actions to be taken, to comply with Proposition 65 requirements.

          _____________________________________________________________________

     8.4  Will you be posting proposition 65 warning signs?  N/A

          Yes  [_]    No  [_]

          If you will not be posting Proposition 65 warning signs, please explain why not.
          _____________________________________________________________________

          _____________________________________________________________________

          If you answered yes, please describe any additional actions you will take to comply with Proposition 65 requirements.

          _____________________________________________________________________

          _____________________________________________________________________

9.   WORKER SAFETY

     9.1 Describe the procedures followed to comply with OSHA Hazard Communication Standard requirements.

           N/A
          _____________________________________________________________________

     9.2 Describe any protective or special equipment or clothing (e.g., respirators) which your employees wear, or are required to wear, in order to reduce exposures to hazardous substances on the premises. Also indicate the purpose of such equipment or clothing.

          _____________________________________________________________________

          _____________________________________________________________________

10.  ENVIRONMENTAL ENFORCEMENT ACTIONS, COMPLAINTS

     10.1 Have you ever been subject to (i) any local, state or federal agency environmental enforcement actions, administrative orders, or consent decrees (civil, criminal or administrative) or permit revocation within the last five years, or (ii) any local, state or federal agency or private party notifications identifying you as a potentially responsible party for an environmental cleanup or environmental related claim? N/A

          Yes  [_]    No  [_]

          If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

          _____________________________________________________________________

     10.2 Other than governmental action addressed in Section 10.1, have there ever been, or are there now pending or threatened, any lawsuits or claims against you regarding compliance with any environmental or health and safety laws or regulations concerns? N/A

          Yes  [_]    No  [_]

          If so, provide the following: (i) the nature of the claim, (ii) the data when the claim was first asserted, (iii) the name(s) of the party(ies) asserting the claim, and (iv) the history and current status of such claim, including what actions you have taken to address and/or remediate the claim.

          _____________________________________________________________________

     10.3 Has an environmental audit ever been conducted at your current facility? N/A

          Yes  [_]    No  [_]

          If so, specify the number of audits, identify the person who conducted the audit, the data of each audit, and discuss the results of such audits or attach a copy of each audit.

          _____________________________________________________________________

    10.4 Have there been any problems or complaints from employees or neighbors regarding environmental issues (e.g., odor, emissions, nuisance, etc.) resulting from the operation of your current facility?

          Yes  [_]    No  [X]

          If so, describe the source and nature of the complaint.

          _____________________________________________________________________

          _____________________________________________________________________

11.  ADDITIONAL INFORMATION

     11.1 Please provide any additional information which you believe is relevant to assess the environmental impact which your use, storage, treatment, generation, handling, transportation or disposal of hazardous materials or hazardous waste may have on the premises.

12.  TENANT DISCLOSURES AND REPRESENTATIONS.

     12.1 The undersigned understands that it has an ongoing obligation according to the terms of the lease, to report in writing any changes to the information it provides in this questionnaire and to update this questionnaire, as necessary, with any new information which may impact the health and safety of people on or in the vicinity of the premises or which may impact the environment.

     12.2 The undersigned warrants and represents that it is, as of the date set forth below, in compliance with all environmental laws and regulations governing its activities on the premises, except as expressly set forth in this questionnaire.

     12.3 The information contained in this questionnaire is true and correct.

          NOTICE FOR CALIFORNIA PROPERTY ONLY:
          ------------------------------------

          PURSUANT TO CALIFORNIA HEALTH AND SAFETY CODE SECTION 25359.7(b) IF YOU KNOW OR HAVE REASONABLE CAUSE TO BELIEVE THAT A RELEASE OF HAZARDOUS MATERIALS HAS COME TO BE LOCATED ON OR BENEATH THE PROPERTY, YOU ARE REQUIRED, WITHIN A REASONABLE PERIOD OF TIME, EITHER PRIOR TO THE RELEASE OF THE HAZARDOUS MATERIAL OR FOLLOWING THE DISCOVERY OF THE PRESENCE, OR BELIEVED PRESENCE, OF THE HAZARDOUS MATERIAL RELEASE, TO PROVIDE WRITTEN NOTICE OF SUCH RELEASE TO THE OWNER OF THE PROPERTY OR TO THE LESSOR UNDER YOUR LEASE. YOUR FAILURE TO PROVIDE SUCH NOTICE MAY CONSTITUTE A DEFAULT UNDER YOUR LEASE AND YOU MAY BE LIABLE FOR DAMAGES AND ANY REMEDIES AVAILABLE AT LAW, INCLUDING CIVIL PENALTIES.

TARGET THERAPEUTICS
____________________________________________
[Name of company or business]

By: /s/ Bob Balderrama
    ________________________________________

     Title: Facilities Mgr.
            ________________________________

                                      Date: 6/27/94
                                            ______________________

                                  EXHIBIT I
                                  ---------



                       GROUNDWATER SAMPLING AND ANALYSIS
                             MISSION BUSINESS PARK,
                           FREMONT, CALIFORNIA 95815


                                 PREPARED FOR:
                CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
                               F.I.A. ASSOCIATES
                         1601 RESPONSE ROAD, SUITE 300
                             SACRAMENTO, CALIFORNIA



                                  PREPARED BY:

                            MED-TOX ASSOCIATES, INC.
                               1431 WARNER AVENUE
                           TUSTIN, CALIFORNIA  95815

                                   FILE 8.28

                                    MAY 1989

MED-TOX ASSOCIATES, INC.
ENVIRONMENTAL & OCCUPATIONAL HEALTH SERVICES
1431 WARNER AVENUE * P.O. BOX 2054 * TUSTIN, CA 92681 * (714)259-0620 * FAX
(714)259-0351

May 24, 1989


CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
c/o Mr. Christopher Hays
F.I.A. ASSOCIATES
1601 Response Road, Suite 300
Sacramento, California 95815

RE:  Groundwater Sampling and Analysis - Mission Business Park,
     Fremont, California.  Reference Job #:  1E-3809

Dear Mr. Hays:

In this letter Med-Tox Associates, Inc. (MED-TOX) presents the results of the groundwater sampling and analysis conducted at the above referenced site.

In the MED-TOX report, Final Site Assessment Report, Cerritos, Irvine, Tustin,
                       -------------------------------------------------------
Fremont, and San Jose Properties (Reference #1E-3809), issued to your attention
--------------------------------
on May 9, 1989, it was recommended that additional sampling be conducted at the Mission Business Park.

Background
----------

On April 11-12, 1989, a subsurface investigation was conducted on the Mission Business Park Property. Results of the groundwater sampling and analysis indicated that two volatile organic compounds (1,1,1-Trichloroethane and 1,1-Dicholoroethene) occur in one of the wells, MW-MT-2 (Figure 1.0). The concentrations detected were below present regulatory criteria and applied action levels.

Because these two compounds were detected, MED-TOX recommended additional testing be performed on the Mission Business Park Property.

The scope of work consisted of the following:

 . Installing two additional groundwater monitoring wells, designated as MW-MT3 and MW-MT4;
 . Develop the existing 10 groundwater monitoring wells;
 . Sample and analyze groundwater from all the wells at the site.

All water samples were analyzed for purgeable halocarbons (per EPA Method 601). Water samples collected from MW-MT2, MW-MT4 and MW-E3, were analyzed for Total Petroleum Hydrocarbons (per EPA Method 8015) and purgeable aromatics (per EPA Method 602). General minerals analysis and CAC-17 Metals Analysis (California Assessment Method) were conducted on water samples collected from MW-MT1, MW-MT2, MW-MT3, and MW-MT4.

Monitoring Well Construction
----------------------------

The field activities were conducted on May 4 and 5, 1989. The soil borings were drilled about thirty and twenty five feet below groundsurface in borings MW-MT3 and MW-MT4, respectively. Borings were converted to monitoring wells and designated as MW-MT3 and MW-MT4. The borings penetrated into mostly clayey materials, as shown in Appendix B, Log of Boring of MW-MT3 and MW-MT4.

Two-inch, schedule 40, flush threaded PVC well casing was lowered into the hollow stem auger. The bottom 20 feet of the 2-inch casing consisted of machine slotted well screen with 0.010-inch slots. The hollow stem auger was retracted, exposing the screen section of the PVC casing. The annulus surrounding the screen section was filled with 2/16 LoneStar Monterey type sand. The well casing was packed with sand to two feet above the top of the well screen. A one-foot thick bentonite seal was then constructed above the sand pack using bentonite pellets. The remaining annular space was grouted with neat cement. A representative of the Alameda County Water District was present to inspect the well seal.

A steel well cover was cemented into place to protect the top of the well casing.

Well Development and Groundwater Sampling
-----------------------------------------

Monitoring wells were developed using a centrifugal pump. The pump was washed and steamed cleaned between wells. The wells were pumped until the discharge was relatively clear of sediment. Water samples were then obtained using a three-foot long teflon bailer. A water sample was also obtained with the teflon bailer for field collection of pH and electrical conductivity (analogous to total dissolved solids) measurements (see Table 2.0). The teflon bailer was washed and steam cleaned before each water sample was obtained. All water samples were placed in laboratory prepared containers and refrigerated in an ice chest. The samples were then delivered to Med-Tox Laboratories located in Pleasant Hill, California. The samples were accompanied by a chain-of-custody form.

In addition to the monitoring wells constructed by MED-TOX on May 4 and 5, 1989, (i.e., MT3 and MW-MT4) ten existing wells were also developed and sampled.
These wells are MW-E1, MW-E2, MW-E3, MW-E4, MW-1, MW-2, MW-3, MW-4, MW-MT1 and MW-MT2. Their locations are shown on Figure 1, Site Plan.

Hydrology
---------

The site is underlain by clay and clayey sand to sandy clay materials to a depth of about 30 feet below ground surface. The first water-bearing zone beneath the site appears to be 13 feet below grade. These units are typical low energy fluvial type deposits.

The surficial sediments within the study area consist of an upper layer of clay to an approximate depth of 13 feet below ground surface. Underlying this layer is a layer of clayey sand to sandy clay and clay with an approximate thickness of 10 feet. Underlying this unit is a medium stiff clay to a depth of 31.5 feet which may be the lower boundary of the shallow aquifer.

During on-site investigation on May 4-5, 1989, MED-TOX surveyed groundwater elevations at wells MW-E3, MW-E4 and MW-E2. The groundwater flow direction was then computed and data indicates groundwater is flowing to the west at very gentle gradient of 0.57 feet per 100 feet (0.0057). The hydraulic conductivity is estimated from well be development activities to be low in these clayey sediments (1,300 gallon per day per foot). Therefore, the groundwater movement is estimated to be low (0.21 ft/day). However, it should be mentioned that the water movement would be higher in sand lense that might occur within the water bearing sediments. Such sand lense are often associated with alluvial fan deposits. However, MED-TOX wells did not encounter such high permeable zones.

In general, because of the low groundwater velocity, any potential degraded waters at the site or in the general area will be migrating slowly to the west. In other words, potential plumes created by accidental chemical releases are generally limited in areal extent and will not proliferate rapidly throughout the site.

Analytical Results
------------------

The laboratory analysis indicated the presence of 1,1,1-Trichloroethane and 1,1-Dichloroethene (TCA and DCE, respectively) in water samples collected from MW-MT4 and MW-MT2 (Table 1.0). U.S. EPA Method 601, purgeable halocarbon constituents were not detected in the remaining water samples (Appendix A).
U.S. EPA Method 602, purgeable aromatic constituents were not detected in the
water samples submitted for analysis.   Similarly, total petroleum hydrocarbons
were not detected in the water samples submitted for analysis. The general minerals analysis as well as the CAC-17 Metals Analysis did not detect any chemical constituents of regulatory concern.

CONCLUSION AND RECOMMENDATION

The detection of TCA and DEC in two groundwater samples indicates chemical contamination exist. However, the levels detected are below current regulatory criteria and applied action levels. It is difficult to assess whether the concentration detected and the location indicate one source or two sources.
Data from the field indicate that groundwater flows in a westerly direction. Upgradient well (MW-E2 and MW-E3) water samples did not detect TCA or DCE. MW-MT3 was installed upgradient and the Okidata facility to assess the groundwater quality coming onto the subject property. Based on data from MW-MT3, MW-E2, and MW-E3, it does not appear degraded water is originating off-site. Figure 1 shows that MW-MT4 and MW-MT2, which are linear and downgradient to each other, are located approximately 500 feet apart. MW-MT4 is located directly adjacent and west of Building 1. MW-MT2 is located directly adjacent and southwest of Building 2 (see Figure 1.0).

Based on the identified conditions of the underlying soil and low groundwater velocity, any potential degraded waters at the site will be migrating very slowly. It should be noted that organic compounds such as DCE and TCA move 2 to 5 times slower than water moving thru an aquifer. In other words, potential plumes created by accidental chemical releases are generally limited in area extent, however, they may be indicative of a peripheral contaminant plume.

It is strongly recommended that a quarterly groundwater sampling and analysis program be instituted to monitor the progress of the contaminant plume.

If the client wishes to discover the possible release location of the organics to the subsurface, it is advisable to initiate a soil gas survey of the underlying soils beneath buildings 1 and 2.

The soil gas method involves the collection of a known volume of soil gas from soil pores within a few feet of the ground surface. The soil gas method depends on the existence of a chemical concentration gradient in the vadose zone in which the contaminated soil acts as a "source" and it will defuse toward the above ground atmosphere. The greater the concentration gradient, the greater the rate of diffusion of chemical constituents from the soil to soil gas.

The site specific disadvantages to a soil gas survey area:

 . Samples to be collected beneath the building;
 . The underlying soil is comprised of clayey material;
 . The results are not definitive, but only allude to the potential presence of chemicals.

Based on the results of the soil gas survey, soil borings and groundwater monitoring wells would be located at areas of detected contaminant soil gas readings.

If you have any questions or concerns regarding this matter, please do not hesitate to contact me at (714) 259-0620.

Respectfully submitted,
Med-Tox Associates, Inc.



Amir K. Matin, M.S., R.G., C.E.G.    Lincoln A. Castro, M.P.H., R.E.A.
Director of Environmental and        Senior Environmental Scientist
Geotechnical Services

LC/lh:E5024/06
1E-3809

                                   TABLE 1.0

                             MISSION BUSINESS PARK
                             WATER SAMPLE ANALYSIS
                           PURGEABLE HALOCARBONS/(1)/
                                    (ug/l)

___________________________________
WELL #         TCA/(2)/    DCE/(3)/
___________________________________
MW-MT2            24          5
MW-MT4            19          6

___________________________________

Note:
(1):  U.S. EPA Method 601
(2):  1,1,1-Trichloroethane
(3):  1,1-Dichloroethene

                                   TABLE 2

              Field Measurements of pH and Electrical Conductance

_____________________________________________________
WELL #1                pH          EC (micro mnos/cm)
_____________________________________________________
MW-2                  7.33                1359
MW-MT1                7.39                1974
MW-3                  7.57                1802
MW-4                  7.66                1527
MW-MT3 (Okidata)      7.54                1431
MW-E3                 7.41                1788
MW-E2                 7.36                1629
MW-E4                 7.18                1681
MW-MT4                7.26                1782
MW-E1                 7.28                1522
MW-1                  7.60                2160
MW-MT2                7.38                1810

_____________________________________________________

                                  Site Plan

                                  [graphic]

                                 APPENDIX A

                            LABORATORY ANALYTICAL
                                   RESULTS

MED-TOX ASSOCIATES, INC.
ENVIRONMENTAL & OCCUPATIONAL HEALTH SERVICES
1431 WARNER AVENUE * P.O. BOX 2054 * TUSTIN, CA 92681 * (714)259-0620 * FAX
(714)259-0351

                           LABORATORY ANALYSIS REPORT

MED-TOX ASSOCIATES, INC.                               REPORT DATE:  05/19/89
1431 WARNER AVENUE
TUSTIN, CA 92631                                       DATE SAMPLED:  05/06/89

ATTN:  AMIR MATIN                                      DATE RECEIVED:  05/06/89
                                                       DATE EXTRACTED:  05/06/89
                                                       DATE ANALYZED:  05/06/89
CLIENT ID:  1E-3809                                    MED-TOX JOB NO:  8905037

ANALYSIS OF:               WATER SAMPLES FOR PURGEABLE HALOCARBONS, PURGEABLE
                           AROMATICS, GENERAL MINERALS, CAM-17 METALS, AND
                           TOTAL PETROLEUM HYDROCARBONS

                           METHOD:  EPA 8015 (Extraction)
                           _____________________________________________________
                                                                Total Petroleum
                                                                  Hydrocarbons
                           Sample Identification                    as Diesel
                           Client Id.               Lab No.          (mg/L)
                           _____________________________________________________
                           MWMT-2                     01D              ND
                           MWMT-4                     02D              ND
                           MW-E3                      06B              ND

                           Detection limit                             0.3



            /s/  Linnea M. Nowak for M.L.
_________________________________________________
Michael Lynch, Manager
Organic Laboratory

Results FAXed to Amir Matin 05/10-11/89

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-2            MED-TOX LAB NO:  8905037-01C
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                 DETECTION
                                              CONCENTRATION        LIMIT
COMPOUND                           CAS #          (ug/L)           (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4        ND                0.5
Bromoform                           75-25-2        ND                0.5
Bromomethane                        74-83-9        ND                0.5
Carbon Tetrachloride                56-23-5        ND                0.5
Chlorobenzene                      108-90-7        ND                0.5
Chloroethane                        75-00-3        ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8        ND                0.5
Chloroform                          67-66-3        ND                0.5
Chloromethane                       74-87-3        ND                0.5
Dibromochloromethane               124-48-1        ND                0.5
1,2-Dichlorobenzene                 95-50-1        ND                0.5
1,3-Dichlorobenzene                541-73-1        ND                0.5
1,4-Dichlorobenzene                106-46-7        ND                0.5
Dichlorodifluoromethane             75-71-8        ND                0.5
1,1-Dichloroethane                  75-34-3        ND                0.5
1,2-Dichloroethane                 107-06-2        ND                0.5
1,1-Dichloroethene                  75-35-4         5                0.5
1,2-Dichloroethene, total          540-59-0        ND                0.5
1,2-Dichloropropane                 78-87-5        ND                0.5
cis-1,3-Dichloropropene          10061-01-5        ND                0.5
trans-1,3-Dichloropropene        10061-02-6        ND                0.5
Methylene Chloride                  75-09-2        ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5        ND                0.5
Tetrachloroethene                  127-18-4        ND                0.5
1,1,1-Trichloroethane               71-55-6        24                0.5
1,1,2-Trichloroethane               79-00-5        ND                0.5
Trichloroethene                     79-01-6        ND                0.5
Trichlorofluoromethane              75-69-4        ND                0.5
1,1,2-Trichloro-                    76-13-1        ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4        ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-4            MED-TOX LAB NO:  8905037-02C
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                     DETECTION
                                               CONCENTRATION           LIMIT
COMPOUND                              CAS #        (ug/L)              (ug/L)
_______________________________________________________________________________
Bromodichloromethane                   75-27-4        ND                0.5
Bromoform                              75-25-2        ND                0.5
Bromomethane                           74-83-9        ND                0.5
Carbon Tetrachloride                   56-23-5        ND                0.5
Chlorobenzene                         108-90-7        ND                0.5
Chloroethane                           75-00-3        ND                0.5
2-Chloroethyl Vinyl Ether             110-75-8        ND                0.5
Chloroform                             67-66-3        ND                0.5
Chloromethane                          74-87-3        ND                0.5
Dibromochloromethane                  124-48-1        ND                0.5
1,2-Dichlorobenzene                    95-50-1        ND                0.5
1,3-Dichlorobenzene                   541-73-1        ND                0.5
1,4-Dichlorobenzene                   106-46-7        ND                0.5
Dichlorodifluoromethane                75-71-8        ND                0.5
1,1-Dichloroethane                     75-34-3        ND                0.5
1,2-Dichloroethane                    107-06-2        ND                0.5
1,1-Dichloroethene                     75-35-4         6                0.5
1,2-Dichloroethene, total             540-59-0        ND                0.5
1,2-Dichloropropane                    78-87-5        ND                0.5
cis-1,3-Dichloropropene             10061-01-5        ND                0.5
trans-1,3-Dichloropropene           10061-02-6        ND                0.5
Methylene Chloride                     75-09-2        ND                0.5
1,1,2,2-Tetrachloroethane              79-34-5        ND                0.5
Tetrachloroethene                     127-18-4        ND                0.5
1,1,1-Trichloroethane                  71-55-6        19                0.5
1,1,2-Trichloroethane                  79-00-5        ND                0.5
Trichloroethene                        79-01-6        ND                0.5
Trichlorofluoromethane                 75-69-4        ND                0.5
1,1,2-Trichloro-                       76-13-1        ND                0.5
        1,2,2-trifluouroethane
Vinyl Chloride                         75-01-4        ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-3            MED-TOX LAB NO:  8905037-03C
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                    DETECTION
                                                   CONCENTRATION      LIMIT
COMPOUND                             CAS #             (ug/L)         (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.


CLIENT ID:  MWMT-1            MED-TOX LAB NO:  8905037-04C
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                    DETECTION
                                                CONCENTRATION         LIMIT
COMPOUND                             CAS #         (ug/L)            (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-E2             MED-TOX LAB NO:  8905037-05B
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                    DETECTION
                                                 CONCENTRATION        LIMIT
COMPOUND                             CAS #          (ug/L)           (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-E3             MED-TOX LAB NO:  8905037-06A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                   DETECTION
                                                CONCENTRATION        LIMIT
COMPOUND                             CAS #          (ug/L)           (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-3              MED-TOX LAB NO:  8905037-07A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                   DETECTION
                                               CONCENTRATION         LIMIT
COMPOUND                             CAS #         (ug/L)            (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-4              MED-TOX LAB NO:  8905037-08A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                   DETECTION
                                               CONCENTRATION         LIMIT
COMPOUND                             CAS #         (ug/L)            (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-E4             MED-TOX LAB NO:  8905037-09A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                   DETECTION
                                               CONCENTRATION         LIMIT
COMPOUND                             CAS #         (ug/L)            (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-1              MED-TOX LAB NO:  8905037-10A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                   DETECTION
                                               CONCENTRATION         LIMIT
COMPOUND                             CAS #         (ug/L)            (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-E1             MED-TOX LAB NO:  8905037-11A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                   DETECTION
                                               CONCENTRATION         LIMIT
COMPOUND                             CAS #         (ug/L)            (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-2              MED-TOX LAB NO:  8905037-12A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                   DETECTION
                                               CONCENTRATION         LIMIT
COMPOUND                             CAS #         (ug/L)            (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  Trip Blank        MED-TOX LAB NO:  8905037-13A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 601
                             PURGEABLE HALOCARBONS

_______________________________________________________________________________
                                                                   DETECTION
                                               CONCENTRATION         LIMIT
COMPOUND                             CAS #         (ug/L)            (ug/L)
_______________________________________________________________________________
Bromodichloromethane                75-27-4          ND                0.5
Bromoform                           75-25-2          ND                0.5
Bromomethane                        74-83-9          ND                0.5
Carbon Tetrachloride                56-23-5          ND                0.5
Chlorobenzene                      108-90-7          ND                0.5
Chloroethane                        75-00-3          ND                0.5
2-Chloroethyl Vinyl Ether          110-75-8          ND                0.5
Chloroform                          67-66-3          ND                0.5
Chloromethane                       74-87-3          ND                0.5
Dibromochloromethane               124-48-1          ND                0.5
1,2-Dichlorobenzene                 95-50-1          ND                0.5
1,3-Dichlorobenzene                541-73-1          ND                0.5
1,4-Dichlorobenzene                106-46-7          ND                0.5
Dichlorodifluoromethane             75-71-8          ND                0.5
1,1-Dichloroethane                  75-34-3          ND                0.5
1,2-Dichloroethane                 107-06-2          ND                0.5
1,1-Dichloroethene                  75-35-4          ND                0.5
1,2-Dichloroethene, total          540-59-0          ND                0.5
1,2-Dichloropropane                 78-87-5          ND                0.5
cis-1,3-Dichloropropene          10061-01-5          ND                0.5
trans-1,3-Dichloropropene        10061-02-6          ND                0.5
Methylene Chloride                  75-09-2          ND                0.5
1,1,2,2-Tetrachloroethane           79-34-5          ND                0.5
Tetrachloroethene                  127-18-4          ND                0.5
1,1,1-Trichloroethane               71-55-6          ND                0.5
1,1,2-Trichloroethane               79-00-5          ND                0.5
Trichloroethene                     79-01-6          ND                0.5
Trichlorofluoromethane              75-69-4          ND                0.5
1,1,2-Trichloro-                    76-13-1          ND                0.5
     1,2,2-trifluouroethane
Vinyl Chloride                      75-01-4          ND                0.5


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-2            MED-TOX LAB NO:  8905037-01C
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 602
                              PURGEABLE AROMATICS

_______________________________________________________________________________
                                                              DETECTION
                                        CONCENTRATION           LIMIT
COMPOUND                     CAS #          (ug/L)              (ug/L)
_______________________________________________________________________________
Benzene                     71-43-2           ND                 0.5
Chlorobenzene              108-90-7           ND                 0.5
1,2-Dichlorobenzene         95-50-1           ND                 0.5
1,3-Dichlorobenzene        541-73-1           ND                 0.5
1,4-Dichlorobenzene        106-46-7           ND                 0.5
Ethylbenzene               100-41-4           ND                 0.5
Toluene                    108-88-3           ND                 0.5
Xylenes, Total               ------           ND                  2


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-4            MED-TOX LAB NO:  8905037-02C
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 602
                              PURGEABLE AROMATICS

_______________________________________________________________________________
                                                              DETECTION
                                        CONCENTRATION           LIMIT
COMPOUND                     CAS #          (ug/L)              (ug/L)
_______________________________________________________________________________
Benzene                     71-43-2           ND                 0.5
Chlorobenzene              108-90-7           ND                 0.5
1,2-Dichlorobenzene         95-50-1           ND                 0.5
1,3-Dichlorobenzene        541-73-1           ND                 0.5
1,4-Dichlorobenzene        106-46-7           ND                 0.5
Ethylbenzene               100-41-4           ND                 0.5
Toluene                    108-88-3           ND                 0.5
Xylenes, Total               ------           ND                  2


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-E3             MED-TOX LAB NO:  8905037-06A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE SAMPLED:  05/06/89       DATE ANALYZED:  05/08/89
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89

                                 EPA METHOD 602
                              PURGEABLE AROMATICS

_______________________________________________________________________________
                                                              DETECTION
                                        CONCENTRATION           LIMIT
COMPOUND                     CAS #          (ug/L)              (ug/L)
_______________________________________________________________________________
Benzene                     71-43-2           ND                 0.5
Chlorobenzene              108-90-7           ND                 0.5
1,2-Dichlorobenzene         95-50-1           ND                 0.5
1,3-Dichlorobenzene        541-73-1           ND                 0.5
1,4-Dichlorobenzene        106-46-7           ND                 0.5
Ethylbenzene               100-41-4           ND                 0.5
Toluene                    108-88-3           ND                 0.5
Xylenes, Total               ------           ND                  2


ND - Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-2            MED-TOX LAB NO:  8905037-01A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                                GENERAL MINERALS

_______________________________________________________________________________
CODE    PARAMETER                       CONCENTRATION     DETECTION     METHOD
                                           (mg/L)           LIMIT     REFERENCE
                                                           (mg/L)
_______________________________________________________________________________
        Bicarbonate Alkalinity               390 *            2           403
        Carbonate Alkalinity                  ND *            2           403
        Hydroxide Alkalinity                  ND *            2           403
Ca      Calcium                              130              0.1         7140
Cl      Chloride                             240              0.1         300
Cu      Copper                                 0.012          0.005       7210
Fe      Iron                                  ND              0.1         7380
Mg      Magnesium                             57              0.01        7450
Mn      Manganese                              0.013          0.005       7460
        pH                                     8.0 **        NA           9040
Na      Sodium                               140              0.01        7770
        Sulfate                              110              0.5         300
        Conductivity                       1,700 ***         20           120.1
        Total Dissolved Solids             1,000             10           160.1
        Hardness                             560 *            0.3         314-A
Zn      Zinc                                   0.044          0.003       7950


  * mg CaC03/L
 ** standard units
*** umhos/cm

ND = Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-4            MED-TOX LAB NO:  8905037-02A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                                GENERAL MINERALS

_______________________________________________________________________________
CODE    PARAMETER                       CONCENTRATION     DETECTION     METHOD
                                           (mg/L)           LIMIT     REFERENCE
                                                           (mg/L)
_______________________________________________________________________________
        Bicarbonate Alkalinity               400 *            2           403
        Carbonate Alkalinity                  ND *            2           403
        Hydroxide Alkalinity                  ND *            2           403
Ca      Calcium                              130              0.1         7140
Cl      Chloride                             250              0.1         300
Cu      Copper                                 0.018          0.005       7210
Fe      Iron                                  ND              0.1         7380
Mg      Magnesium                             56              0.01        7450
Mn      Manganese                              0.022          0.005       7460
        pH                                     7.9 **        NA           9040
Na      Sodium                               160              0.01        7770
        Sulfate                               64              0.5         300
        Conductivity                       1,800 ***         20           120.1
        Total Dissolved Solids             1,000             10           160.1
        Hardness                             560 *            0.3         314-A
Zn      Zinc                                   0.059          0.003       7950


  * mg CaC03/L
 ** standard units
*** umhos/cm

ND = Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-3            MED-TOX LAB NO:  8905037-03A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                                GENERAL MINERALS

_______________________________________________________________________________
CODE    PARAMETER                       CONCENTRATION     DETECTION     METHOD
                                           (mg/L)           LIMIT     REFERENCE
                                                           (mg/L)
_______________________________________________________________________________
        Bicarbonate Alkalinity               390 *            2           403
        Carbonate Alkalinity                  ND *            2           403
        Hydroxide Alkalinity                  ND *            2           403
Ca      Calcium                               72              0.1         7140
Cl      Chloride                             160              0.1         300
Cu      Copper                                 0.012          0.005       7210
Fe      Iron                                  ND              0.1         7380
Mg      Magnesium                             38              0.01        7450
Mn      Manganese                              0.018          0.005       7460
        pH                                     7.8 **         NA          9040
Na      Sodium                               160              0.01        7770
        Sulfate                               57              0.5         300
        Conductivity                       1,300 ***         20           120.1
        Total Dissolved Solids               740             10           160.1
        Hardness                             340 *            0.3         314-A
Zn      Zinc                                   0.028          0.003       7950


  * mg CaC03/L
 ** standard units
*** umhos/cm

ND = Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-1            MED-TOX LAB NO:  8905037-04A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                                GENERAL MINERALS

_______________________________________________________________________________
CODE    PARAMETER                       CONCENTRATION     DETECTION     METHOD
                                           (mg/L)           LIMIT     REFERENCE
                                                           (mg/L)
_______________________________________________________________________________
        Bicarbonate Alkalinity               390 *            2           403
        Carbonate Alkalinity                  ND *            2           403
        Hydroxide Alkalinity                  ND *            2           403
Ca      Calcium                              140              0.1         7140
Cl      Chloride                             350              0.1         300
Cu      Copper                                 0.008          0.005       7210
Fe      Iron                                  ND              0.1         7380
Mg      Magnesium                             73              0.01        7450
Mn      Manganese                              0.017          0.005       7460
        pH                                     7.8 **        NA           9040
Na      Sodium                               140              0.01        7770
        Sulfate                               88              0.5         300
        Conductivity                       1,900 ***         20           120.1
        Total Dissolved Solids             1,100             10           160.1
        Hardness                             650 *            0.3         314-A
Zn      Zinc                                   0.37           0.003       7950


  * mg CaC03/L
 ** standard units
*** umhos/cm

ND = Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MW-E2             MED-TOX LAB NO:  8905037-05A
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                                GENERAL MINERALS

_______________________________________________________________________________
CODE    PARAMETER                       CONCENTRATION     DETECTION     METHOD
                                           (mg/L)           LIMIT     REFERENCE
                                                           (mg/L)
_______________________________________________________________________________
        Bicarbonate Alkalinity               370 *            2           403
        Carbonate Alkalinity                  ND *            2           403
        Hydroxide Alkalinity                  ND *            2           403
Ca      Calcium                                #              0.1         7140
Cl      Chloride                             220              0.1         300
Cu      Copper                                 #              0.005       7210
Fe      Iron                                   #              0.1         7380
Mg      Magnesium                              #              0.01        7450
Mn      Manganese                              #              0.005       7460
        pH                                     7.8 **        NA           9040
Na      Sodium                                 #              0.01        7770
        Sulfate                               94              0.5         300
        Conductivity                       1,600 ***         20           120.1
        Total Dissolved Solids               950             10           160.1
        Hardness                               # *            0.3         314-A
Zn      Zinc                                   #              0.003       7950


  * mg CaC03/L
 ** standard units
*** umhos/cm

ND = Not detected at or above indicated method detection limit

# No sample available for analysis

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-2            MED-TOX LAB NO:  8905037-01B
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                             CAM-17 METALS IN WATER

_______________________________________________________________________________
CODE    METAL                          CONCENTRATION     DETECTION      METHOD
                                          (mg/L)           LIMIT      REFERENCE
                                                          (mg/L)
_______________________________________________________________________________
Sb      Antimony                            ND              0.1           7040
As      Arsenic                             0.002           0.002         7060
Ba      Barium                              0.23            0.02          7080
Be      Beryllium                           ND              0.003         7090
Cd      Cadmium                             ND              0.003         7130
Cr      Chromium                            ND              0.01          7190
Co      Cobalt                              ND              0.02          7200
Cu      Copper                              0.012           0.005         7210
Pb      Lead                                ND              0.01          7420
Hg      Mercury                             ND              0.0003        7470
Mo      Molybdenum                          ND              0.05          7480
Ni      Nickel                              ND              0.01          7520
Se      Selenium                            0.007           0.006         7740
Ag      Silver                              ND              0.005         7760
Ti      Thallium                            ND              0.05          7840
V       Vanadium                            ND              0.1           7910
Zn      Zinc                                0.044           0.003         7950


ND = Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-4            MED-TOX LAB NO:  8905037-02B
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                             CAM-17 METALS IN WATER

_______________________________________________________________________________
CODE    METAL                           CONCENTRATION     DETECTION      METHOD
                                           (mg/L)           LIMIT      REFERENCE
                                                           (mg/L)
_______________________________________________________________________________
Sb      Antimony                            ND              0.1           7040
As      Arsenic                             ND              0.002         7060
Ba      Barium                              0.26            0.02          7080
Be      Beryllium                           ND              0.003         7090
Cd      Cadmium                             ND              0.003         7130
Cr      Chromium                            ND              0.01          7190
Co      Cobalt                              ND              0.02          7200
Cu      Copper                              0.018           0.005         7210
Pb      Lead                                ND              0.01          7420
Hg      Mercury                             ND              0.0003        7470
Mo      Molybdenum                          ND              0.05          7480
Ni      Nickel                              ND              0.01          7520
Se      Selenium                            0.017           0.006         7740
Ag      Silver                              ND              0.005         7760
Ti      Thallium                            ND              0.05          7840
V       Vanadium                            ND              0.1           7910
Zn      Zinc                                0.059           0.003         7950


ND = Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-3            MED-TOX LAB NO:  8905037-03B
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                             CAM-17 METALS IN WATER

_______________________________________________________________________________
CODE    METAL                          CONCENTRATION     DETECTION      METHOD
                                          (mg/L)           LIMIT      REFERENCE
                                                          (mg/L)
_______________________________________________________________________________
Sb      Antimony                           ND              0.1           7040
As      Arsenic                            0.003           0.002         7060
Ba      Barium                             0.22            0.02          7080
Be      Beryllium                          ND              0.003         7090
Cd      Cadmium                            ND              0.003         7130
Cr      Chromium                           ND              0.01          7190
Co      Cobalt                             ND              0.02          7200
Cu      Copper                             0.012           0.005         7210
Pb      Lead                               ND              0.01          7420
Hg      Mercury                            ND              0.0003        7470
Mo      Molybdenum                         ND              0.05          7480
Ni      Nickel                             ND              0.01          7520
Se      Selenium                           ND              0.006         7740
Ag      Silver                             ND              0.005         7760
Ti      Thallium                           ND              0.05          7840
V       Vanadium                           ND              0.1           7910
Zn      Zinc                               0.028           0.003         7950


ND = Not detected at or above indicated method detection limit

                            MED-TOX ASSOCIATES, INC.

CLIENT ID:  MWMT-1            MED-TOX LAB NO:  8905037-04B
CLIENT JOB NO:  1E-3809       MED-TOX JOB NO:  8905037
DATE RECEIVED:  05/06/89      REPORT DATE:  05/19/89


                             CAM-17 METALS IN WATER

_______________________________________________________________________________
CODE    METAL                          CONCENTRATION     DETECTION      METHOD
                                          (mg/L)           LIMIT      REFERENCE
                                                          (mg/L)
_______________________________________________________________________________
Sb      Antimony                           ND              0.1           7040
As      Arsenic                            ND              0.002         7060
Ba      Barium                             0.39            0.02          7080
Be      Beryllium                          ND              0.003         7090
Cd      Cadmium                            ND              0.003         7130
Cr      Chromium                           ND              0.01          7190
Co      Cobalt                             ND              0.02          7200
Cu      Copper                             0.008           0.005         7210
Pb      Lead                               ND              0.01          7420
Hg      Mercury                            ND              0.0003        7470
Mo      Molybdenum                         ND              0.05          7480
Ni      Nickel                             ND              0.01          7520
Se      Selenium                           ND              0.006         7740
Ag      Silver                             ND              0.005         7760
Ti      Thallium                           ND              0.05          7840
V       Vanadium                           0.2             0.1           7910
Zn      Zinc                               0.37            0.003         7950


ND = Not detected at or above indicated method detection limit

                    ANALYTICAL REQUEST/CHAIN OF CUSTODY FORM

                               Handwritten form.

                         Signed by Amir Matin on 5/6/89

                                   APPENDIX B

                                 LOG OF BORINGS

                                 Log of Boring
                                    MW-MT-3

                                  Page 1 of 2

                                   [graphic]

                                 Log of Boring
                                    MW-MT-3

                                  Page 2 of 2

                                   [graphic]

                                 Log of Boring
                                    MW-MT-4

                                  Page 1 of 2

                                   [graphic]

                                 Log of Boring
                                    MW-MT-4

                                  Page 2 of 2

                                   [graphic]

                                  EXHIBIT L
                                  ---------

                         CALCULATION OF TENANT'S SHARE

     This Exhibit is attached to and made a part of that certain Standard Form Lease dated April 25, 1994, by and between State of California Public Employees' Retirement System as "Landlord", and Cardima, Inc., a California corporation as "Tenant", for the Premises known as 47266 Benicia Street, Fremont, California.

          The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of the Lease.

Building and Project:
---------------------

          Tenant understands that the Premises are a part of a multi-tenant Building having the approximate square footage as set forth in Item 6 of the Basic Lease Provisions contained in the Lease, and that the Building is part of a multi-building Project containing as of the date of the Lease approximately 430,104 square feet of space.

Calculation of Tenant's Share:
------------------------------

          Tenant's Share of various Operating Expenses under the Lease shall be determined as a function of Building square footage, Project square footage or Product square footage, depending upon the nature of the Operating Expense to be charged. Tenant acknowledges that the total square footage of the Building, the Project or other uses of the Project by tenants in the same Product type as Tenant, may change from time to time, and that Tenant's Share under any or all of the foregoing categories may vary accordingly, effective on the first day of the month after each such change occurs.

          Set forth below is the initial Tenant's Share (i.e. calculated as of
                                                         ----
the date of the Lease) with respect to Operating Expenses to be charged as a function of the Building, of the Project, and of the Product, as of the date of the Lease. Tenant understands that (i) Landlord shall determine, in its sole discretion, what Operating Expenses are included within each category to be charged as a function of the Building, the Project or the Product, and (ii) Landlord may change the category of any Operating Expense at any time, at Landlord's sole discretion.


     Tenant's Share of the Building:  One hundred percent (100%)

     Tenant's Share of the Project:  Ten point four percent (10.4%)

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